EXECUTION VERSION [[5791959]] LOAN AND SECURITY AGREEMENT dated as of March 31, 2022, among HG GLOBAL LTD., HUDSON STRUCTURED CAPITAL MANAGEMENT LTD., as Agent, and THE LENDERS FROM TIME TO TIME PARTY HERETO

i [[5791959]] TABLE OF CONTENTS 1. ACCOUNTING AND OTHER TERMS .......................................................................... 1 2. LOAN AND TERMS OF PAYMENT ............................................................................. 2 2.1 Promise to Pay ..................................................................................................... 2 2.2 Term Loan ........................................................................................................... 2 2.3 Payment of Interest on the Term Loan .................................................................. 4 2.4 Premium and Fees ................................................................................................ 5 2.5 Payments; Application of Payments ..................................................................... 5 2.6 Withholding ......................................................................................................... 6 2.7 Mitigation Obligations of Lenders; Repayment or Replacement of Lenders ......... 7 2.8 Interest Reserve Account...................................................................................... 8 2.9 Amortization Collateral Account .......................................................................... 9 2.10 Alternative Rate of Interest ................................................................................ 10 3. CONDITIONS OF LOANS ........................................................................................... 12 3.1 Conditions Precedent to Effective Date .............................................................. 12 3.2 Conditions Precedent to Funding Date ............................................................... 13 4. CREATION OF SECURITY INTEREST ...................................................................... 14 4.1 Grant of Security Interest ................................................................................... 14 4.2 Priority of Security Interest ................................................................................ 14 4.3 Authorization to File Financing Statements ........................................................ 14 4.4 Voting ................................................................................................................ 15 4.5 Powers of Agent; Limitation of Liability ............................................................ 15 4.6 Certain Covenants as to the Collateral ................................................................ 15 4.7 Remedies ........................................................................................................... 16 4.8 Sale Process ....................................................................................................... 17 5. REPRESENTATIONS AND WARRANTIES ............................................................... 18 5.1 Due Organization; Power and Authority ............................................................. 18 5.2 Authorization; No Conflicts; Enforceability ....................................................... 18 5.3 Collateral ........................................................................................................... 18 5.4 Litigation ........................................................................................................... 19 5.5 Financial Statements; Material Adverse Change ................................................. 19 5.6 Solvency ............................................................................................................ 19 5.7 Investment Company Act; Margin Stock; Compliance with Law ........................ 19 5.8 Capitalization; Subsidiaries ................................................................................ 19 5.9 Tax Returns and Payments; Pension Contributions ............................................. 19 5.10 Use of Proceeds ................................................................................................. 20 5.11 Full Disclosure ................................................................................................... 20 5.12 Employee and Labor Matters ............................................................................. 20 5.13 Insurance Licenses ............................................................................................. 20 5.14 Sanctions; Anti-Corruption and Anti-Money Laundering Laws .......................... 20 6. AFFIRMATIVE COVENANTS .................................................................................... 21 6.1 Existence; Compliance with Law ....................................................................... 21 6.2 Financial Statements, Reports, Certificates and Notices ..................................... 21

ii [[5791959]] 6.3 Taxes; Pensions ................................................................................................. 24 6.4 Insurance ........................................................................................................... 24 6.5 Access to Collateral; Books and Records ........................................................... 24 6.6 Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions ...................... 25 6.7 Lender Calls ....................................................................................................... 25 7. NEGATIVE COVENANTS .......................................................................................... 25 7.1 Dispositions ....................................................................................................... 25 7.2 Changes in Business; Liquidation and Dissolution ............................................. 26 7.3 Mergers, Amalgamations or Consolidations ....................................................... 26 7.4 Indebtedness ...................................................................................................... 27 7.5 Encumbrance ..................................................................................................... 27 7.6 Restricted Payments ........................................................................................... 27 7.7 Investments ........................................................................................................ 28 7.8 Transactions with Affiliates ............................................................................... 28 7.9 Subordinated Debt; Shareholder Debt ................................................................ 28 7.10 Investment Company Act; Margin Stock; Pensions ............................................ 29 7.11 Modifications of Operating Documents .............................................................. 29 7.12 Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ...................... 29 7.13 Debt to Total Capital Ratio................................................................................. 29 8. EVENTS OF DEFAULT ............................................................................................... 30 8.1 Payment Default ................................................................................................ 30 8.2 Covenant Default ............................................................................................... 30 8.3 Attachment; Levy; Restraint on Business ........................................................... 31 8.4 Insolvency.......................................................................................................... 31 8.5 Other Agreements .............................................................................................. 31 8.6 Judgments; Penalties .......................................................................................... 31 8.7 Misrepresentations ............................................................................................. 32 8.8 Subordinated Debt ............................................................................................. 32 8.9 Governmental Approvals ................................................................................... 32 8.10 Change in Control .............................................................................................. 32 8.11 Validity; Liens ................................................................................................... 32 9. RIGHTS AND REMEDIES........................................................................................... 33 9.1 Rights and Remedies .......................................................................................... 33 9.2 Power of Attorney .............................................................................................. 34 9.3 Protective Payments ........................................................................................... 34 9.4 Application of Payments and Proceeds upon Default .......................................... 34 9.5 Agent’s Liability for Collateral .......................................................................... 35 9.6 No Waiver; Remedies Cumulative ..................................................................... 35 9.7 Demand Waiver ................................................................................................. 35 10. NOTICES ...................................................................................................................... 35 11. CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE ................................................................................................................ 36 12. GENERAL PROVISIONS ............................................................................................ 37 12.1 Termination Prior to Term Loan Maturity Date; Survival ................................... 37

iii [[5791959]] 12.2 Successors and Assigns ...................................................................................... 37 12.3 Indemnification .................................................................................................. 39 12.4 Time of Essence ................................................................................................. 40 12.5 Severability of Provisions .................................................................................. 40 12.6 Correction of Loan Documents .......................................................................... 40 12.7 Amendments in Writing; Waiver; Integration ..................................................... 40 12.8 Counterparts....................................................................................................... 41 12.9 Confidentiality ................................................................................................... 41 12.10 Fees, Costs and Expenses ................................................................................... 42 12.11 Electronic Execution of Documents ................................................................... 43 12.12 Captions ............................................................................................................. 43 12.13 Construction of Agreement ................................................................................ 43 12.14 Relationship ....................................................................................................... 43 12.15 USA PATRIOT Act ........................................................................................... 43 12.16 Third Parties ...................................................................................................... 43 13. DEFINITIONS .............................................................................................................. 43 13.1 Rules of Construction; Definitions ..................................................................... 43 14. AGENT ......................................................................................................................... 72 14.1 Appointment ...................................................................................................... 72 14.2 Nature of Duties ................................................................................................. 73 14.3 Rights, Exculpation, Etc ..................................................................................... 73 14.4 Reliance ............................................................................................................. 74 14.5 Indemnification .................................................................................................. 74 14.6 Agent Individually ............................................................................................. 74 14.7 Collateral Matters............................................................................................... 74 14.8 Agency for Perfection ........................................................................................ 75 14.9 No Reliance on Agent’s Customer Identification Program.................................. 75 14.10 No Third Party Beneficiaries .............................................................................. 75 14.11 No Fiduciary Relationship .................................................................................. 75 14.12 Reports; Confidentiality; Disclaimers ................................................................. 75 14.13 Collateral Custodian ........................................................................................... 76 14.14 Agent May File Proofs of Claim......................................................................... 76

iv [[5791959]] Exhibits Exhibit A – Form of Compliance Certificate Exhibit B – Form of Notice of Borrowing Exhibit C – Form of Subordination Terms Schedules Schedule 1 – Term Loan Commitments Schedule 5.8 – Capitalization; Subsidiaries Schedule 7.4 – Permitted Indebtedness Schedule 7.5 – Permitted Liens Schedule 7.7 – Permitted Investments Schedule 7.8 – Transactions with Affiliates [Omitted] [Omitted]

[[5791959]] LOAN AND SECURITY AGREEMENT LOAN AND SECURITY AGREEMENT dated as of March 31, 2022 (this “Agreement”), among HG GLOBAL LTD., an exempted Bermuda company limited by shares (the “Borrower”), the LENDERS from time to time party hereto and HUDSON STRUCTURED CAPITAL MANAGEMENT LTD., an exempted Bermuda company limited by shares, as agent for the Lenders (in such capacity, the “Agent”). WHEREAS, the Borrower has requested the Lenders to extend credit to the Borrower consisting of the Term Loan in the aggregate principal amount of $150,000,000. The proceeds of the Term Loan shall be used as described in Section 5.10. The Lenders are severally, and not jointly, willing to extend such credit to the Borrower, subject to the terms and conditions hereinafter set forth. THEREFORE, the parties hereto agree as follows: 1. ACCOUNTING AND OTHER TERMS (a) Accounting terms not defined in this Agreement shall be construed in conformity with GAAP. Subject to Section 1(c), calculations and determinations of accounting terms must be made in conformity with GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. (b) For purposes of the Loan Documents, whenever a representation or warranty is made to the knowledge or awareness of the Borrower or any Responsible Officer of the Borrower, to the “best of” the knowledge of the Borrower or any Responsible Officer of the Borrower or with a similar qualification, it will be deemed to mean the actual knowledge, after reasonable inquiry, of any Responsible Officer of the Borrower. (c) If any change in GAAP occurs after the Effective Date by the promulgation of rules, regulations, pronouncements and opinions by, or otherwise as required by, the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions), or if any change in the application of GAAP by White Mountains, the Borrower or their respective Subsidiaries occurs after the Effective Date, in each case, which results in a change in the calculation of financial covenants, standards or terms (including all applicable covenants, representations and warranties) contained in this Agreement or any other Loan Document, the parties hereto agree to enter, promptly upon request therefor by the Borrower or the Agent, into negotiations to amend such provisions so as equitably to reflect such changes to the end that the criteria for evaluating financial and other covenants, financial condition and performance will be the same after such changes as they were before such changes; and pending the effectiveness of such amendment, the Borrower shall continue to provide calculations for all financial covenants, perform all financial covenants and otherwise observe all financial standards and terms (including all applicable covenants, representations and warranties) in the Loan Documents in accordance with GAAP, or with the application thereof, as in effect immediately prior to such changes.

2 [[5791959]] 2. LOAN AND TERMS OF PAYMENT 2.1 Promise to Pay. The Borrower hereby unconditionally promises to pay the Agent and the Lenders the outstanding principal amount of the Term Loan, including all accrued and unpaid interest thereon, and all other Obligations as and when due in accordance with this Agreement. 2.2 Term Loan. (a) Availability. Subject to the terms and conditions of this Agreement, the Lenders agree to make a term loan to the Borrower on the Funding Date in an aggregate principal amount equal to the Term Loan Commitment Amount (the “Term Loan”). The obligation of the Lenders to make the Term Loan under this Agreement shall be several and not joint and several. After repayment or prepayment, the Term Loan may not be reborrowed. (b) Termination of Term Loan Commitments. The Term Loan Commitments shall terminate on the earlier of (i) immediately following the making of the Term Loan on the Funding Date and (ii) 5:00 p.m., New York City time, on May 31, 2022. The Borrower may at any time terminate, in whole or in part, the Term Loan Commitments upon written notice to the Agent to that effect. (c) Repayment; Evidence of Debt. (i) Payment of Principal and Interest at Maturity. All unpaid principal of and accrued and unpaid interest on the Term Loan shall be due and payable in full on the Term Loan Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement. (ii) Amortization of Term Loan. The Borrower shall repay, without premium or penalty, the outstanding principal amount of the Term Loan in quarterly installments, each such installment to be in an aggregate amount equal to the Amortization Amount, on the last day (or, if such day is not a Business Day, on the first Business Day following such day) of each March, June, September and December, commencing with the first such day to occur after the Amortization Start Date and continuing thereafter until the last such day to occur prior to the Term Loan Maturity Date. (iii) Promissory Note. Any Lender may request that the portion of the Term Loan made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns in a form furnished by the Agent and reasonably acceptable to the Borrower. Thereafter, the Term Loan evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.2) be represented by one or more promissory notes in such form payable to the payee named therein. (d) Mandatory Prepayments. (i) Upon Acceleration. If the Term Loan is accelerated following the occurrence and during the continuance of an Event of Default, the Borrower shall immediately pay

3 [[5791959]] to the Agent, for the ratable benefit of the Lenders, an amount equal to the sum of (A) all accrued and unpaid interest on the Term Loan through the date the prepayment is made, plus (B) all outstanding principal of the Term Loan, plus (C) the Applicable Prepayment Premium, if any, plus (D) all other sums, if any, that shall have become then due and payable hereunder in connection with the Term Loan. (ii) Incurrence of Debt. Upon the issuance or incurrence by the Borrower or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), the Borrower shall, no later than the first Business Day thereafter, prepay the outstanding principal amount of the Term Loan in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. (iii) Business Transfer. Upon the consummation of a Business Transfer, the Borrower shall, no later than the first Business Day thereafter, pay to the Agent, for the ratable benefit of the Lenders, an amount equal to the sum of (A) all accrued and unpaid interest on the Term Loan through the date the prepayment is made, plus (B) all outstanding principal of the Term Loan, plus (C) the Applicable Prepayment Premium, if any, plus (D) all other sums, if any, that shall have become then due and payable hereunder in connection with the Term Loan. (e) Optional Prepayment. The Borrower shall have the option to prepay, without premium or penalty (other than the Applicable Prepayment Premium, if any), in whole or in part, the Term Loan, provided that (i) the Borrower shall deliver written notice to the Agent of its election to prepay the Term Loan at least thirty (30) days prior to such prepayment (or such shorter period as the Agent may agree); provided that no such notice shall be required in connection with any such prepayment at a time when a Default or an Event of Default exists; and (ii) in the case of any partial prepayment made prior to the occurrence of an Early Amortization Trigger Event, after giving effect thereto, the aggregate outstanding principal amount of the Term Loan shall be at least $50,000,000. On the date of any such prepayment, the Borrower shall also pay (A) all accrued and unpaid interest on the amount prepaid through the date the prepayment is made, plus (B) the Applicable Prepayment Premium, if any, plus (C) all other sums, if any, that shall have become then due and payable hereunder as a result of such prepayment. Any notice given by the Borrower pursuant to this Section 2.2(e) may state that it is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Agent on or prior to the specified date of prepayment) if such condition is not satisfied. (f) Application of Prepayments to Installments. Each mandatory prepayment of the Term Loan pursuant to Section 2.2(d) shall be applied against the remaining installments due on the principal of the Term Loan pro rata, based on the aggregate amount of each such remaining installment, or, if elected by the Borrower, in the inverse order of maturity. Each optional prepayment of the Term Loan pursuant to Section 2.2(e) shall be applied against the remaining installments due on the principal of the Term Loan in such order as shall be specified by the Borrower. (g) Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.2, payments with respect to this Section 2.2 are in addition to payments made or required to be made under any other Section of this Agreement.

4 [[5791959]] 2.3 Payment of Interest on the Term Loan. (a) Interest Rate. Subject to Sections 2.3(b) and 2.10, the outstanding principal amount of the Term Loan shall bear interest at the Adjusted Term SOFR for the Interest Period then in effect plus the Applicable Margin. Accrued interest on the Term Loan shall be payable in arrears at the end of each Interest Period; provided that in the event of any repayment or prepayment of the Term Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. (b) Default Rate. If any principal of or interest on the Term Loan or any Applicable Prepayment Premium payable hereunder is not, in each case, paid when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall bear interest, in accordance with the immediately following sentence, to the fullest extent permitted by applicable Requirements of Law, after as well as before judgment, at a rate per annum (the “Default Rate”) equal to (i) in the case of overdue principal of the Term Loan, 2.0% per annum plus the rate otherwise applicable to the Term Loan as provided in Section 2.3(a) or (ii) in the case of any overdue interest or Applicable Prepayment Premium, 2.0% per annum plus the rate then applicable to the Term Loan as provided in Section 2.3(a). Interest at the Default Rate shall accrue from the date on which an Event of Default for such failure to pay when due shall have occurred and until such Event of Default is cured or waived and shall be payable upon demand. Payment or acceptance of the Default Rate is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Agent or the Lenders. (c) Usury. It is the intention of the parties hereto that the Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to the Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to the Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: the aggregate of all consideration which constitutes interest under law applicable to the Agent or any Lender that is contracted for, taken, reserved, charged or received by the Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by the Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender, as applicable, to the Borrower). If at any time and from time to time (x) the amount of interest payable to the Agent or any Lender on any date shall be computed at the highest lawful rate applicable to the Agent or such Lender pursuant to this Section 2.3(c) and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Agent or such Lender would be less than the amount of interest payable to the Agent or such Lender computed at the highest lawful rate applicable to the Agent or such Lender, then the amount of interest payable to the Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the highest lawful rate applicable to the Agent or such

5 [[5791959]] Lender until the total amount of interest payable to the Agent or such Lender shall equal the total amount of interest which would have been payable to the Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 2.3(c). (d) Interest Computation. Interest shall be computed on the basis of a three hundred sixty-five (365) day year for the actual number of days elapsed. In computing interest, the Funding Date shall be included and the date of payment or prepayment shall be excluded. 2.4 Premium and Fees. (a) Applicable Prepayment Premium. Upon the occurrence of a Prepayment Premium Trigger Event, the Borrower shall pay the Applicable Prepayment Premium, if any, to the Agent, for the ratable benefit of the Lenders. (b) Funding Fee/OID. On the Funding Date, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, the fee payable on such date pursuant to the Fee Letter, which fee will be paid as an original issue discount on the Term Loan. (c) Fees Fully Earned. Unless otherwise provided in this Agreement or in a separate writing by the Agent, the Borrower shall not be entitled to any credit, rebate, or repayment of any fees earned by any Secured Party pursuant to this Agreement or any other Loan Document, notwithstanding any termination of this Agreement or the suspension or termination of the Lenders’ obligation to make loans hereunder. The parties hereto agree that the provisions of this Section 2.4(c) shall survive termination of this Agreement. 2.5 Payments; Application of Payments. (a) All payments to be made by the Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 3:00 p.m., New York City time, on the date when due to the Agent, for the ratable benefit of the Lenders (or, in the case of payments expressed to be for its own account, for the benefit of the Agent), to such account of the Agent as shall be designated in a written notice delivered by the Agent to the Borrower at least two (2) Business Days prior to the date of such payment (and, subject to the immediately following proviso, the Agent hereby agrees to deliver such written notice); provided that, notwithstanding the foregoing, the Agent and the Borrower will enter into an agreement to the effect that the Borrower will make any or all payments payable hereunder or under the other Loan Documents for the account of any Lender directly to such Lender pursuant to such procedures as shall be set forth in such agreement, it being understood that any references herein to such payments being payable to the Agent, for the benefit of the Lenders, shall be subject to the terms of such agreement and the terms of such agreement shall be binding on the parties hereto. (b) Payments of principal and/or interest received after 3:00 p.m., New York City time, are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional interest, if applicable, shall continue to accrue until paid.

6 [[5791959]] (c) Unless otherwise specified in this Agreement, after the occurrence and during the continuance of an Event of Default, (i) the Agent shall have the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied to the Obligations and (ii) except with respect to prepayments pursuant to Section 2.2(e), the Borrower shall have no right to specify the order or the accounts to which the Agent shall allocate or apply any payments required to be made by the Borrower to the Agent or otherwise received by any Secured Party under this Agreement when any such allocation or application is not specified elsewhere in this Agreement. 2.6 Withholding. (a) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made free and clear of and without deduction for any Taxes, except as otherwise required by applicable Requirements of Law. If at any time any Requirements of Law (as determined in the good faith discretion of an applicable withholding agent) requires the withholding or deduction for any Taxes from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with the applicable Requirements of Law and, if such Tax is an Indemnified Tax, the Borrower hereby covenants and agrees that the amount due from the Borrower with respect to such payment hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction for Indemnified Taxes, the applicable Secured Party receives a net sum equal to the sum which it would have received had no withholding or deduction for Indemnified Taxes been made. The Borrower will, upon request, furnish the Agent with proof reasonably satisfactory to the Agent indicating that the Borrower have made such withholding payment; provided, however, that the Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings and as to which payment in full is bonded or reserved against by the Borrower. (b) (i) Each Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.6(d)(ii)) shall not be required if in the applicable Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) If a payment made to any Lender under this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section

7 [[5791959]] 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to the Borrower and the Agent at the time or times prescribed by applicable Requirements of Law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (ii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in writing of its legal inability to do so. (c) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section 2.6), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.6 with respect to the Taxes giving rise to such refund), net of all out-of- pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. (d) For purposes of this Section 2.6, the term “applicable Requirements of Law” includes FATCA. (e) The agreements and obligations of the Borrower, the Agent and the Lenders contained in this Section 2.6 shall survive the termination of this Agreement. 2.7 Mitigation Obligations of Lenders; Repayment or Replacement of Lenders. (a) If the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.6, then such Lender shall (at the request of the Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its share of the Term Loan or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.6 in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment to the extent such costs and expenses are set forth in reasonable detail in a certificate submitted by such Lender to the Borrower (with a copy to the Agent).

8 [[5791959]] (b) If (i) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.6 or (ii) any Lender is a Defaulting Lender, then the Borrower may, upon notice to such Lender and the Agent, (A) repay in full such Lender’s portion of the aggregate outstanding principal amount of the Term Loan, plus all accrued and unpaid interest on the amount repaid through the date the repayment is made, in each case, without premium or penalty and without any obligation to pay or prepay the portion of the aggregate outstanding principal amount of the Term Loan of any other Lender or any other Obligation, or (B) replace such Lender by requiring such Lender to assign (and such Lender shall be obligated to, and hereby agrees to, assign), in accordance with Section 12.2(b) (except that, notwithstanding anything to the contrary in Section 12.2(b), no consent of the Agent shall be required for such assignment), all of its interests, rights and obligations under this Agreement to an Eligible Assignee that shall accept such assignment (which Eligible Assignee may be another Lender, if any other Lender accepts such assignment). The Agent agrees, in the case of any assignment pursuant to this Section 2.7(b), that it shall not unreasonably withhold or delay its consent to the form of the Assignment and Acceptance proposed by the Borrower. 2.8 Interest Reserve Account. (a) The Borrower shall establish, on or prior to the Funding Date, and thereafter shall maintain, an Interest Reserve Account, it being understood that the Borrower may, at any time in its discretion so long as no Event of Default shall have occurred and be continuing, replace any Interest Reserve Account with another deposit account or securities account that meets the definition of the term “Interest Reserve Account”. In the event an Interest Reserve Deficit shall exist at any time, the Agent may give notice thereof to the Borrower, whereupon the Borrower shall cause such Interest Reserve Deficit to cease to exist no later than the last day of the fourth full Interest Period ended after the date that the Borrower shall have received notice of such Interest Reserve Deficit from the Agent. (b) Amounts on deposit in, or credited to, the Interest Reserve Account may be withdrawn and applied by the Agent to make, on behalf of the Borrower, any payment required to be made, and not otherwise made, by the Borrower under Section 2.3 or, following the occurrence and during the continuance of an Event of Default, any other provision of this Agreement and, pending their application, will constitute Collateral securing the Obligations. So long as any Obligation (whether or not due) shall remain unpaid (other than Unasserted Contingent Claims), amounts on deposit in, or credited to, the Interest Reserve Account may not be withdrawn by the Borrower; provided that the Borrower may (and the Agent shall permit the Borrower to), from time to time, upon delivery to the Agent of a certificate of a Responsible Officer of the Borrower to the effect that no Default or Event of Default shall have occurred and is continuing or would result therefrom, withdraw from the Interest Reserve Account such amount as shall be specified by the Borrower in such certificate, so long as, immediately after giving effect to such withdrawal, no Interest Reserve Deficit shall exist. Amounts on deposit in, or credited to, the Interest Reserve Account shall be invested in such manner as shall be directed by the Borrower, provided that following the occurrence and during the continuance of an Event of Default, the investment of such amounts shall be controlled solely by the Agent. All interest on any amounts on deposit in, or credited to, the Interest Reserve Account shall accumulate in the Interest Reserve Account and may only be withdrawn as set forth in this Section 2.8(b).

9 [[5791959]] 2.9 Amortization Collateral Account. (a) In the event an Early Amortization Trigger Event shall have occurred, no later than 45 days after the Early Amortization Start Date the Borrower shall establish, and thereafter shall maintain, an Amortization Collateral Account, it being understood that the Borrower may, at any time in its discretion so long as no Event of Default shall have occurred and be continuing, replace any Amortization Collateral Account with another deposit account or securities account that meets the definition of the term “Amortization Collateral Account”. (b) Following the establishment of an Amortization Collateral Account, the Borrower shall use its commercially reasonable efforts to (i) cause all cash and Cash Equivalents then held by the Borrower or, promptly upon receipt, thereafter received by the Borrower, in each case, to be deposited into such Amortization Collateral Account and (ii) cause each Subsidiary of the Borrower to cause all cash and Cash Equivalents then held by such Subsidiary or, promptly upon receipt, thereafter received by such Subsidiary, in each case, to be remitted to the Borrower for deposit by the Borrower in accordance with clause (i) above, provided that the requirements of this Section 2.9(b) shall not apply (A) to any Tax and Trust Funds, including any cash and Cash Equivalents held in any BAM Trust Account, (B) to the extent and for so long as such deposit or such remittance would conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any agreement with BAM or any other Person by which the Borrower or any of its Subsidiaries is bound and (C) in the case of clause (ii) above, (1) to any cash and Cash Equivalents of any Subsidiary that the Borrower reasonably determines are required by such Subsidiary to satisfy its, or its Subsidiaries’, payment obligations, provided that the aggregate amount of cash and Cash Equivalents excluded pursuant to this clause (1) at any one time may not exceed $2,000,000, (2) to the extent and for so long as such remittance by any Subsidiary would, in the reasonable determination of the Borrower, conflict with, contravene or violate any applicable Requirements of Law or the fiduciary duties of such Subsidiary’s directors, or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director or employee of such Subsidiary or (3) to the extent and for so long as the Borrower reasonably determines that such remittance could reasonably be expected to result in material and adverse tax consequences (including any withholding taxes) to the Borrower or any of its Subsidiaries. (c) Amounts on deposit in, or credited to, the Amortization Collateral Account may be withdrawn and applied by the Agent to make, on behalf of the Borrower, any payment required to be made, and not otherwise made, by the Borrower under Section 2.2(c)(i), 2.2(c)(ii), 2.2(d), 2.3(b), 2.4(a) or, following the occurrence and during the continuance of an Event of Default, any other provision of this Agreement and, pending their application, will constitute Collateral securing the Obligations. So long as any Obligation (whether or not due) shall remain unpaid (other than Unasserted Contingent Claims), amounts on deposit in, or credited to, the Amortization Collateral Account may not be withdrawn by the Borrower; provided that the Borrower may (and the Agent shall permit the Borrower to), from time to time, withdraw from the Amortization Collateral Account such amount as shall be specified by the Borrower to the Agent in writing so long as, substantially concurrently therewith, the Borrower shall apply the amount so withdrawn to pay and discharge any Obligations. Amounts on deposit in, or credited to, the Amortization Collateral Account shall be invested in such manner as shall be directed by the Borrower, provided that following the occurrence and during the continuance of an Event of Default, the investment of such amounts shall be controlled solely by the Agent. All interest on

10 [[5791959]] any amounts on deposit in, or credited to, the Amortization Collateral Account shall accumulate in the Amortization Collateral Account and may only be withdrawn as set forth in this Section 2.9(c). 2.10 Alternative Rate of Interest. (a) Temporary Unavailability. Subject to Section 2.10(b), if the Agent determines (which determination shall be conclusive absent manifest error), prior to the commencement of any Interest Period, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR for such Interest Period, then (i) the Agent shall give prompt notice thereof to the Borrower and the Lenders by e-mail and (ii) from and after the last day of the then applicable Interest Period and until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such original notice no longer exist (which the Agent agrees to do promptly after such circumstances cease to exist), the outstanding principal amount of the Term Loan shall, subject to Section 2.3(b), bear interest at a rate per annum equal to the Daily Simple SOFR plus the Applicable Margin. (b) (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (i) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (ii) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Agent will have the right, after consultation with the Borrower, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark

11 [[5791959]] Replacement. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.10(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.10(b). (c) Benchmark Notification. The Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the continuation of, administration of, submission of, calculation of or any other matter related to the Adjusted Term SOFR, the Term SOFR or the Term SOFR Reference Rate, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including, whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Adjusted Term SOFR, the Term SOFR, the Term SOFR Reference Rate or any other Benchmark prior to its discontinuance or unavailability, it being understood and agreed, however, that nothing in this sentence shall relieve the Agent from, or release it from liability with respect to, its express obligations set forth herein. The Agent and its Affiliates or other related entities may engage in transactions unrelated to this Agreement that affect the calculation of the Term SOFR Reference Rate, the Term SOFR, the Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion and, where expressly specified herein, in accordance with this Agreement, to ascertain the Term SOFR Reference Rate, the Term SOFR, the Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower or any of its Affiliates, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contractor otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. The Agent shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of a Benchmark and absence of a designated Benchmark Replacement, including as a result of any inability, delay, error or inaccuracy on the part of any other Person in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties. If the Agent at any time or times determines in its reasonable judgment that guidance is needed to perform its duties, or if it is required to decide between alternative courses of action, in respect of a Benchmark or matters related thereto, the Agent may (but is not obligated to) reasonably request guidance in the form of written instructions from the Required Lenders on which the Agent shall be entitled to rely without liability, and shall be protected in refraining from acting until such instructions are received.

12 [[5791959]] 3. CONDITIONS OF LOANS 3.1 Conditions Precedent to Effective Date. The effectiveness of this Agreement and the obligation of each Lender to fund its share of the Term Loan are subject to the satisfaction (or waiver) of each of the following conditions precedent: (a) The Agent shall have executed a counterpart of this Agreement, and the Agent (or its counsel) shall have received from the Borrower and each Lender either (i) a counterpart of this Agreement executed on behalf of the Borrower or such Lender or (ii) written evidence satisfactory to the Agent (or its counsel) that the Borrower or such Lender has signed a counterpart of this Agreement. (b) The Agent (or its counsel) shall have received a customary certificate of a Responsible Officer of the Borrower, dated the Effective Date and certifying that: (i) the representations and warranties of the Borrower set forth in this Agreement and in each other Loan Document (A) in the case of representations and warranties that are qualified or modified by materiality in the text thereof, are true and correct and (B) in the case of all other representations and warranties, are true and correct in all material respects, in each case, on and as of the Effective Date (or, in the case of representations and warranties expressly referring to a specific date, as of such specific date) and (ii) no Default or Event of Default shall have occurred and is continuing on the Effective Date. (c) The Agent (or its counsel) shall have received a customary certificate of a Responsible Officer of the Borrower, dated the Effective Date and certifying that attached thereto are (i) a true and complete copy of the certificate of incorporation of the Borrower, certified as of a date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of formation of the Borrower, (ii) a true and complete copy of the bye-laws of the Borrower, together with all amendments thereto, (iii) a true and complete copy of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or will be a party and the transactions contemplated hereby and thereby and (iv) the names and true signatures of the representatives of the Borrower authorized to sign each Loan Document to which the Borrower is or will be a party and the other documents to be executed and delivered by the Borrower in connection herewith and therewith. (d) The Agent (or its counsel) shall have received customary opinions of (i) Cravath, Swaine & Moore LLP, special New York counsel to the Borrower, and (ii) Conyers Dill & Pearman Limited, special Bermuda counsel to the Borrower, in each case, dated the Effective Date and addressed to the Agent and the Lenders. (e) The Agent shall have received copies, dated as of a recent date prior to the Effective Date, of such financing statement searches as the Agent may reasonably request, accompanied by written evidence (including, if applicable, any Uniform Commercial Code termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, on and as of the Effective Date, will be terminated or released.

13 [[5791959]] (f) The Agent (or its counsel) shall have received a Perfection Certificate, in form and substance reasonably satisfactory to the Agent, executed by a Responsible Officer of the Borrower. (g) The Agent shall have received any original share certificates and any other Instruments representing any of the Pledged Shares required to be pledged hereunder, accompanied by undated share transfer forms executed in blank and other proper instruments of transfer. (h) The Term Loan shall have received a public rating from KBRA and such public rating shall be Investment Grade. (i) The Agent shall have received (i) financial projections of the Borrower and its Subsidiaries, (ii) a true and complete copy of the FLRT Agreement and (iii) a true and complete copy of the BAM Surplus Notes. By executing this Agreement, the Agent and each Lender shall been deemed to be satisfied with, or to have waived, any and all of the conditions set forth above, and this Agreement, and the obligation of each Lender to fund its share of the Term Loan on the Funding Date, shall be effective as of the date of such execution, notwithstanding any other provision herein. 3.2 Conditions Precedent to Funding Date. The obligation of each Lender to fund its share of the Term Loan is further subject to the satisfaction (or waiver) of each of the following conditions precedent: (a) The Borrower shall deliver to the Agent by e-mail a notice of borrowing substantially in the form attached as Exhibit B hereto (a “Notice of Borrowing”) executed by a Responsible Officer of the Borrower, which shall be irrevocable and (i) shall specify (A) the aggregate principal amount of the Term Loan being requested, (B) the proposed date of the borrowing of the Term Loan (the “Funding Date”), which must be a Business Day and may not be a date prior to April 29, 2022 (unless otherwise agreed by the Agent) or a date after May 31, 2022, and (C) the location and number of the accounts to which proceeds of the Term Loan are to be disbursed and (ii) must be delivered at least ten (10) days (or, if the proposed Funding Date is April 29, 2022, at least two (2) Business Days) prior to the proposed Funding Date (or, in each case, such shorter period as the Agent is willing to accommodate). (b) The Agent (or its counsel) shall have received a customary certificate of a Responsible Officer of the Borrower, dated the Funding Date and certifying that no Default or Event of Default shall have occurred and is continuing on the Funding Date. (c) The Borrower shall have established an Interest Reserve Account and, prior to or substantially concurrently with the funding of the Term Loan on the Funding Date, shall have caused the Interest Reserve Requirement to be satisfied as of the Funding Date, it being understood that the Interest Reserve Requirement shall be deemed to have been satisfied as of the Funding Date if the Borrower shall have directed in the Notice of Borrowing that a portion of the proceeds of the Term Loan, in an amount equal to the amount required to satisfy the Interest Reserve Requirement as of the Funding Date, be disbursed into the Interest Reserve Account.

14 [[5791959]] (d) Prior to or substantially concurrently with the funding of the Term Loan on the Funding Date, the Borrower shall have (i) paid to the Agent, for the ratable benefit of the Lenders, the fee referred to in Section 2.4(b), it being understood that such fee may be paid by the Borrower by specifying in the Notice of Borrowing that the amount of such fee be offset against the proceeds of the Term Loan disbursed to the Borrower, and (ii) reimbursed to the Agent and the Lenders all Secured Party Expenses required to be reimbursed by the Borrower hereunder and for which invoices shall have been presented at least two Business Days prior to the Funding Date (or such later date to which the Borrower may agree). Subject to the satisfaction (or waiver) of the conditions set forth in this Section 3.2, the Lenders shall, simultaneously and proportionately to their respective Pro Rata Shares of the Term Loan Commitment Amount as of the Funding Date, make the proceeds of the Term Loan available to the Borrower on the Funding Date in Dollars by transferring immediately available funds equal to such proceeds to the accounts specified by the Borrower in the Notice of Borrowing. 4. CREATION OF SECURITY INTEREST 4.1 Grant of Security Interest. The Borrower hereby grants to the Agent, for the benefit of the Secured Parties, to secure the payment and performance in full of all of the Obligations (whether now existing or hereafter incurred), a continuing security interest in, and pledges to the Agent, all of the Borrower’s right, title and interest in and to the following personal property of the Borrower, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (all being collectively referred to herein as the “Collateral”): (i) the Pledged Shares, (ii) upon the establishment thereof, the Interest Reserve Account and the Amortization Collateral Account, and all cash, Cash Equivalents and other property from time to time deposited therein or otherwise credited thereto and (iii) all Proceeds, including all cash and non-cash Proceeds, of any and all of the foregoing Collateral, in each case howsoever the Borrower’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise). The Agent’s Lien in the Collateral shall continue until all the Term Loan Commitments shall terminate and all the Obligations (other than Unasserted Contingent Claims) are repaid in full in cash, and promptly upon such termination and such prepayment, the Agent shall, at the sole cost and expense of the Borrower, deliver documents reasonably requested by the Borrower to evidence the release of its Liens in the Collateral and all rights therein shall revert to the Borrower. 4.2 Priority of Security Interest. The Borrower represents and warrants as of the Effective Date that, upon the making of filings referred to in Section 4.3(a), the security interest granted herein shall be a first priority security interest in the Collateral (subject only to Permitted Liens) to the extent such security interest may be established in Bermuda by the making of such filing. 4.3 Authorization to File Financing Statements. The Borrower hereby authorizes the Agent (a) to file this Agreement at the offices of the Bermuda Registrar of Companies against the Borrower in accordance with Section 55 of the Bermuda Companies Act 1981, in order to ensure the priority of the security interest purported to be created by this Agreement over any unregistered and over any subsequently registered security interests and (b) if applicable, to file

15 [[5791959]] financing or continuation statements and amendments thereto, without notice to the Borrower, in all appropriate jurisdictions to perfect, establish the priority of or protect the Agent’s security interest or rights hereunder. The Borrower hereby authorizes the Agent to file such financing or continuation statements with a description of collateral that describes the Collateral in any manner that the Agent may reasonably determine is necessary or advisable to ensure the perfection or the priority of the security interest in the Collateral granted under this Agreement. 4.4 Voting. So long as no Event of Default shall have occurred and be continuing and the Agent shall not have given a notice of suspension referred to below, the Borrower shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof to the extent not inconsistent with the terms of this Agreement or any other Loan Document. Upon the occurrence and during the continuation of an Event of Default and the delivery by the Agent to the Borrower of a written notice of the suspension of the Borrower’s rights under this Section 4.4: (a) all rights of the Borrower to exercise or refrain from exercising the voting and other consensual rights pertaining to the Pledged Shares which it would otherwise be entitled to exercise pursuant hereto shall be suspended, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights, and (b) in order to permit the Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, the Borrower shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request. 4.5 Powers of Agent; Limitation of Liability. The powers conferred on the Agent under this Section 4 are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except with respect to the exercise of reasonable care in the custody of any Collateral in its possession, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property. The Agent shall not be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, and the Agent shall not have an obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise. 4.6 Certain Covenants as to the Collateral. (a) Pledged Shares. The Borrower shall (i) after the occurrence and during the continuance of an Event of Default and upon request of the Agent, at the Borrower’s expense, promptly deliver to the Agent a copy of each notice or other communication received by the Borrower in respect of the Pledged Shares; and (ii) not make or consent to any amendment or other modification or waiver with respect to any Pledged Shares that could reasonably be expected to be materially adverse to the interests of the Agent and the Lenders (in their capacities as such) under the Loan Documents or enter into any agreement or permit to exist any restriction with respect to any Pledged Shares other than pursuant to applicable Requirements of Law or to the extent expressly permitted by the Loan Documents.

16 [[5791959]] (b) Delivery of Pledged Interests. The Borrower agrees promptly to deliver or cause to be delivered to the Agent any and all share certificates or other certificated securities now or hereafter included in the Collateral, including all certificates and securities representing or evidencing any Pledged Shares. Upon delivery to the Agent, (i) any certificates or securities representing or evidencing Pledged Shares required to be delivered pursuant hereto shall be accompanied by share transfer forms duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and (ii) all other property composing part of the Collateral delivered pursuant to the terms of this Agreement shall be accompanied, to the extent necessary to perfect or establish the priority of the security interest in or allow realization on the Collateral, by proper instruments of assignment and other instruments or documents (including issuer acknowledgments in respect of uncertificated securities), in each case, as the Agent may reasonably request. (c) Further Assurances. The Borrower will take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to perfect, establish the priority of and protect, or maintain the perfection and priority of, the security interest and Lien purported to be created hereby; (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) at the reasonable request of the Agent, marking conspicuously all Instruments and all of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such Instruments or records are subject to the security interest created hereby, (B) executing and filing (to the extent, if any, that the Borrower’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as shall be reasonably requested by the Agent, (C) at the reasonable request of the Agent, delivering to the Agent irrevocable proxies and registration pages in respect of the Pledged Shares, (D) furnishing to the Agent, from time to time upon reasonable request of the Agent, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail and (E) at the reasonable request of the Agent, taking all actions required by applicable Requirements of Law in any relevant Uniform Commercial Code jurisdiction. If an Event of Default has occurred and is continuing as a result of the Borrower failing to perform any agreement or obligation contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Borrower or the Agent, and the reasonable and documented out-of-pocket expenses of the Agent incurred in connection therewith shall be payable by the Borrower pursuant to Section 12.10 and shall be secured by the Collateral. 4.7 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Borrower agrees to deliver each item of tangible Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any of or all the following actions at the same or different times: (a) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to the Borrower to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable Requirements of Law, (b) to sell or otherwise dispose of all or any part of the Collateral at a public or private

17 [[5791959]] sale or auction or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate and (c) as an alternative to exercising the power of sale herein conferred upon it in clause (b) above, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Upon consummation of any such sale of any Collateral pursuant to and in accordance with this Section 4.7, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Borrower, and the Borrower hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that the Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Notwithstanding the foregoing or anything in any Loan Document to the contrary, any exercise of rights or remedies by the Agent shall be subject to applicable Requirements of Law, including (if applicable) the express written approval of any Applicable Insurance Regulatory Authority. 4.8 Sale Process. The Agent shall give the Borrower ten (10) Business Days’ written notice (which the Borrower agrees is reasonable notice within the meaning of Section 9-611 of the Code or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral pursuant to Section 4.7. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private auction pursuant to Section 4.7 or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral pursuant to Section 4.7 made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to Section 4.7, the Agent may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of the Borrower (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Borrower therefor. For purposes of this Section 4.8, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and the Borrower shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all

18 [[5791959]] Events of Default shall have been remedied and all Obligations (other than Unasserted Contingent Claims) are paid in full. Any sale pursuant to the provisions of Section 4.7 or 4.8 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the Code or its equivalent in other jurisdictions. Notwithstanding the foregoing, the Agent and the Lenders hereby acknowledge that any actions taken under this Section 4.8 shall be subject to applicable Requirements of Law, including (if applicable) the express written approval of any Applicable Insurance Regulatory Authority. 5. REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants as of the Effective Date to the Agent and the Lenders as follows: 5.1 Due Organization; Power and Authority. The Borrower is (a) incorporated, duly existing and in good standing (to the extent such concept exists in such jurisdiction) in its jurisdiction of formation and (b) qualified and licensed to do business and in good standing (to the extent such concept exists in the relevant jurisdiction) in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to be so could not reasonably be expected to have a Material Adverse Change. 5.2 Authorization; No Conflicts; Enforceability. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary organizational action on the part of the Borrower and do not (a) conflict with the Borrower’s Operating Documents, (b) contravene, conflict with or violate any Requirements of Law applicable to the Borrower or any of its Subsidiaries, (c) contravene, conflict with or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Borrower or any of its Subsidiaries or any of their property or assets are bound, (d) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except (i) such actions, filings, registrations, qualifications or Governmental Approvals which have already been obtained and are in full force and effect and (ii) such actions, filings, registrations, qualifications and Governmental Approvals as may be required in connection with Liens created under the Loan Documents) or (e) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any agreement by which the Borrower or any of its Subsidiaries is bound, except, in each case referred to in clauses (b) through (e), as could not reasonably be expected to have a Material Adverse Change. This Agreement is, and each other Loan Document to which the Borrower is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. 5.3 Collateral. The Borrower has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens, except for minor defects in title that could not reasonably be expected to have a Material Adverse Change and except for restrictions and limitations on transfer imposed by the Loan Documents or applicable Requirements of Laws.

19 [[5791959]] 5.4 Litigation. There are no legal actions or proceedings pending or, to the knowledge of any Responsible Officer of the Borrower, threatened in writing against the Borrower or any of its Subsidiaries involving claims against the Borrower or its Subsidiaries of more than $100,000, individually or in the aggregate. 5.5 Financial Statements; Material Adverse Change. The consolidated financial information of the HG Global Segment set forth in Note 16 to the consolidated financial statements of White Mountains included in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 2021, presents fairly, in all material respects, the financial position and results of operations of the HG Global Segment as of December 31, 2021 and for the year then ended, in each case, in conformity with GAAP as applicable to reporting of segment information. Since December 31, 2021, no event or development has occurred that has caused or could reasonably be expected to cause a Material Adverse Change. 5.6 Solvency. The Borrower and its Subsidiaries, on a consolidated basis, are Solvent. 5.7 Investment Company Act; Margin Stock; Compliance with Law. The Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. The Borrower is not engaged as one of its important activities in extending credit for margin stock (as defined under Regulation U of the Federal Reserve Board). The Borrower and its Subsidiaries are in compliance with all Requirements of Law, except where failure to comply could reasonably be expected to have a Material Adverse Change. None of the Borrower’s or any of its Subsidiaries’ properties or assets has been used by the Borrower or any of its Subsidiaries or, to the best of the Borrower’s knowledge, by previous owners of such properties or assets, to dispose, produce, store, treat or transport any hazardous substance other than in compliance with all Requirements of Law pertaining to the environment, in each case, except as could not reasonably be expected to result in a Material Adverse Change. The Borrower and its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Change. 5.8 Capitalization; Subsidiaries. Schedule 5.8 sets forth, as of the Effective Date, the name, type of entity and jurisdiction of organization of, and the percentage of each class of Equity Interests owned by the Borrower or any of its Subsidiaries in, the Borrower and each of its Subsidiaries. All of the issued and outstanding Equity Interests of any Subsidiary of the Borrower have been validly issued and, to the extent such concepts are applicable in the relevant jurisdictions, are fully paid and nonassessable. 5.9 Tax Returns and Payments; Pension Contributions. (a) The Borrower and its Subsidiaries have timely filed (subject to all applicable extensions) all required federal, foreign, state and local tax returns and have timely paid all federal, foreign, state and local Taxes owed by the Borrower or any of its Subsidiaries, in each case, except to the extent such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

20 [[5791959]] (b) The Borrower and its Subsidiaries have paid all amounts necessary to fund all of their present pension, profit sharing and deferred compensation plans in accordance with their terms, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Change, and the Borrower and its Subsidiaries have not withdrawn from participation in, and have not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in a Material Adverse Change, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority that could reasonably be expected to result in a Material Adverse Change. 5.10 Use of Proceeds. The Borrower shall use the proceeds of the Term Loan solely to (a) pay fees and expenses related to this Agreement and the other Loan Documents, (b) fund the Interest Reserve Account to the extent required to satisfy the Interest Reserve Requirement as of the Funding Date, (c) make the Specified Restricted Payment and (d) fund general working capital of the Borrower and its Subsidiaries. 5.11 Full Disclosure. The written information (other than any projections, forecasts, other forward-looking information and general economic or industry-specific information) provided by the Borrower to the Agent in connection with the transactions contemplated hereby does not contain, when taken as a whole, any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made (it being recognized by the Agent and the Lenders that the projections, forecasts and other forward-looking information provided by the Borrower are not viewed as facts and that actual results during the period or periods covered by such projections, forecasts or other forward-looking information may differ from the projected or forecasted results). 5.12 Employee and Labor Matters. The Borrower and its Subsidiaries are in compliance with all Requirements of Law pertaining to employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health, in each case, except where failure to comply could not reasonably be expected to have a Material Adverse Change. All payments due from the Borrower or any of its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Borrower or such Subsidiary, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Change. 5.13 Insurance Licenses. The Borrower and its Subsidiaries have all material Insurance Licenses necessary to conduct their businesses as conducted on the date hereof. To the best of the Borrower’s knowledge, (a) no material Insurance License of the Borrower or any of its Subsidiaries is the subject of a proceeding for suspension or revocation or any similar proceedings, (b) there is no sustainable basis for such a suspension or revocation of any such Insurance License and (c) no such suspension or revocation of any such Insurance License is threatened in writing by any Applicable Insurance Regulatory Authority. 5.14 Sanctions; Anti-Corruption and Anti-Money Laundering Laws. None of the Borrower, any of its Subsidiaries or, to the knowledge of the Borrower, any of their respective directors, officers, employees, agents or Affiliates is a Sanctioned Person. The Borrower and its

21 [[5791959]] Subsidiaries are in compliance in all material respects with all applicable Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws. To the best knowledge of the Borrower, there is no pending or threatened in writing action, suit, proceeding or investigation before any court or other Governmental Authority against the Borrower, any of its Subsidiaries or any of their respective directors, officers, employees, agents or Affiliates that relates to a potential violation of any Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws. The Borrower will not directly or, to the knowledge of the Borrower, indirectly use, lend or contribute the proceeds of the Term Loan for any purpose that would violate any applicable Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws. 6. AFFIRMATIVE COVENANTS On and after the Effective Date and so long as any Term Loan Commitment shall be in effect or any Obligation (whether or not due) shall remain outstanding or unpaid (other than Unasserted Contingent Claims), the Borrower shall do all of the following, unless the Agent shall otherwise consent in writing: 6.1 Existence; Compliance with Law. (a) Except as otherwise permitted under Section 7.1, 7.2 or 7.3, maintain, and cause each of its Subsidiaries to maintain, its and its Subsidiaries’ legal existence and (to the extent such concept exists in the relevant jurisdiction) good standing in their respective jurisdictions of formation, except, in the case of any Subsidiary, where the failure to do so would not reasonably be expected to have a Material Adverse Effect. (b) Maintain, and cause each of its Subsidiaries to maintain, its and its Subsidiaries’ good standing (to the extent such concept exists in the relevant jurisdiction) in each jurisdiction in which the failure to do so would reasonably be expected to have a Material Adverse Change. (c) Comply, and cause each of its Subsidiaries to comply, with all Requirements of Law to which it is subject, except where the failure to do so would not be reasonably expected to have a Material Adverse Change. (d) Obtain all of the Governmental Approvals necessary for the performance by the Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to the Agent in the Collateral, in each case, to the extent failure to obtain such Governmental Approvals would be reasonably expected to have a Material Adverse Change, and promptly provide copies of any such obtained Governmental Approvals to the Agent upon its reasonable request. 6.2 Financial Statements, Reports, Certificates and Notices. Furnish to the Agent, on behalf of the Lenders, the following: (a) Quarterly Unaudited Financial Statements. Within sixty (60) days after the end of each of the first three Fiscal Quarters of each Fiscal Year (commencing with the Fiscal Quarter ending June 30, 2022), either (i) for so long as the HG Global Segment is a reportable segment of operations of White Mountains and its Subsidiaries, the balance sheet and results of

22 [[5791959]] operations information as of the end of or for such Fiscal Quarter (or for the portion of the Fiscal Year then ended) with respect to the HG Global Segment that is required to be reported as segment financial information in the consolidated financial statements of White Mountains included in its Quarterly Report on Form 10-Q for the applicable Fiscal Quarter or (ii) otherwise, the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the consolidated statements of operations of the Borrower and its Subsidiaries for such Fiscal Quarter and for the portion of the Fiscal Year then ended, prepared in conformity (including as to whether or not BAM is required to be consolidated therein) with GAAP; (b) Annual Audited Financial Statements. Within one hundred twenty (120) days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2022), either (i) for so long as the HG Global Segment is a reportable segment of operations of White Mountains and its Subsidiaries, the balance sheet and results of operations information as of the end of or for such Fiscal Year with respect to the HG Global Segment that is required to be reported as segment financial information in the consolidated financial statements of White Mountains included in its Annual Report on Form 10-K for the applicable Fiscal Year or (ii) otherwise, the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the consolidated statements of operations of the Borrower and its Subsidiaries for such Fiscal Year, prepared in conformity (including as to whether or not BAM is required to be consolidated therein) with GAAP, together with, in the case of this clause (ii), a report thereon (without any qualification as to “going concern” (except for any such qualification solely with respect to, or resulting from, the maturity of the Term Loan occurring within one year from the time such report is delivered or any breach or anticipated breach of any financial covenant set forth in this Agreement) or the scope of audit) from PricewaterhouseCoopers LLP or another independent certified public accounting firm reasonably acceptable to the Agent; (c) Quarterly Compliance Certificate. Within five (5) Business Days of the date the financial information or financial statements would be required to be delivered under clause (a) or (b) above, a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower certifying that as of the end of the applicable Fiscal Quarter or Fiscal Year, as the case may be, no Default or Event of Default exists (or, if a Default or an Event of Default exists, specifying the nature thereof) and setting forth calculations showing compliance with Section 7.13; (d) Notice of Suspension, Termination or Revocation. (i) Promptly after a Responsible Officer of the Borrower obtains knowledge thereof, notice of a receipt by the Borrower or any of its Subsidiaries of written notice from any Governmental Authority notifying the Borrower or any of its Subsidiaries of a hearing relating to a suspension, termination or revocation of any Insurance License of the Borrower or any of its Subsidiaries, including any request by a Governmental Authority with respect to any Insurance License that commits the Borrower or any of its Subsidiaries to take, or refrain from taking, any action that affects the authority of the Borrower or any of its Subsidiaries to conduct their insurance or reinsurance business, and (ii) promptly (and, in any event, within five (5) days) after a Responsible Officer of the Borrower obtains knowledge of such receipt, copies of any written notice of actual suspension, termination or revocation by any Governmental Authority of any Insurance License of the Borrower or any of its Subsidiaries received by the Borrower or any of its Subsidiaries from such Governmental Authority, in each case under this clause (d), where such suspension, termination, revocation or request could reasonably be expected to have a Material Adverse Change;

23 [[5791959]] (e) Notice of Legal Action. Promptly after a Responsible Officer of the Borrower obtains knowledge thereof, notice of any legal action pending or threatened in writing against the Borrower or any of its Subsidiaries if the monetary amount expressly claimed therein against the Borrower and its Subsidiaries exceeds $5,000,000; (f) Notice of Default or Material Adverse Change. Promptly (and, in any event, within five (5) days) after a Responsible Officer of the Borrower becomes aware of (i) the occurrence of a Default or Event of Default or (ii) the occurrence of any event or development that has had or could reasonably be expected to have a Material Adverse Change, the written statement of a Responsible Officer of the Borrower setting forth the details of such Default or Event of Default or other event or development having a Material Adverse Change and the action which the Borrower and its Subsidiaries propose to take with respect thereto; (g) HG Re Statutory Statements. Within one hundred twenty (120) days after the end of each calendar year (commencing with the calendar year ending December 31, 2022), audited financial statements of HG Re prepared in conformity with the applicable statutory accounting standards, and promptly after submission thereof to any Applicable Insurance Regulatory Authority, copies of any quarterly and annual “Statutory Statements” of HG Re, together with all appropriate and customary schedules attached thereto; (h) BAM Statutory Statements. Promptly after receipt of copies thereof from BAM, copies of any annual or quarterly financial statements of BAM submitted by BAM to the New York State Department of Financial Services; provided that no financial statements of BAM shall be required to be delivered pursuant to this clause (h) to the extent disclosure thereof to the Agent or any Lender (or any of their respective representatives) is prohibited by applicable Requirements of Law; (i) Reports to Subordinated Debt. Within five (5) days after the delivery thereof and to the extent not otherwise required to be furnished to the Agent pursuant to any other clause of this Section 6.2, copies of any material statements or material reports made available by the Borrower or any of its Subsidiaries pursuant to the terms of any documents relating to any Subordinated Debt to the holders of such Subordinated Debt (in their capacity as such); (j) Certain Collateral Notices. Promptly (and, in any event, within fifteen (15) days) after the occurrence of the applicable change, notice of (i) change in the jurisdiction of formation of the Borrower, (ii) change in the organizational type of the Borrower, (iii) change in the legal name of the Borrower or (iv) change in any organizational number (if any) assigned by the jurisdiction of formation of the Borrower; (k) Notice of Non-Investment Grade Ratings Event. Promptly (and, in any event, within five (5) days) after a Responsible Officer of the Borrower obtains knowledge thereof, notice of the occurrence of a Non-Investment Grade Ratings Event; (l) Notice of Amendment to FLRT Agreement. In the event the Borrower or any Subsidiary shall have entered into any amendment or other modification to the FLRT Agreement or the BAM Surplus Notes, prompt written notice thereof, together with a copy of such amendment or other modification; and

24 [[5791959]] (m) Other Financial Information. Promptly upon request thereof, such other information with respect to the Borrower and its Subsidiaries as may be reasonably requested by the Agent; provided that neither the Borrower nor any of its Subsidiaries shall be required to disclose or provide any information (i) in respect of which disclosure to the Agent or any Lender (or any of their respective representatives) is prohibited by applicable Requirements of Law, (ii) that is subject to attorney-client or similar privilege or constitutes attorney work product or (iii) in respect of which the Borrower or any of its Subsidiaries owes confidentiality obligations to any third party (provided that such confidentiality obligations were not entered into in contemplation of the requirements of this clause (m)). Documents required to be delivered pursuant to this Section 6.2 (i) may be delivered electronically and (ii) shall be deemed to have been delivered on the date (A) on which the Borrower (or, in the case of clauses (a)(i) and (b)(i) above, White Mountains) posts such documents, or provides a link thereto, at the principal website address of White Mountains (as such address is specified by the Borrower to the Agent from time to time), (B) in respect of the documents required to be delivered pursuant to clause (a)(i) or (b)(i) above, on which the applicable Quarterly Report or Annual Report of White Mountains shall have been made publicly available on the website of the SEC and (C) in respect of documents required to be delivered pursuant to clause (h) above, on which such financial statements shall have been made publicly available on the website of the New York State Department of Financial Services. 6.3 Taxes; Pensions. Timely file (subject to all applicable extensions), and cause each of its Subsidiaries to timely file (subject to all applicable extensions), all required federal, foreign, state and local tax returns and timely pay, and cause each of its Subsidiaries to timely pay, all federal, foreign, state and local Taxes owed by the Borrower and each of its Subsidiaries, in each case, except to the extent (a) such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, or (b) the failure to do so would not reasonably be expected to have a Material Adverse Change. 6.4 Insurance. Keep, and cause each of its Subsidiaries to keep, its business and properties insured for such risks, and in such amounts, as the Borrower reasonably believes to be prudent in light of the industry and location of the Borrower and its Subsidiaries, in each case, with financially sound and reputable insurance companies (as reasonably determined by the Borrower). 6.5 Access to Collateral; Books and Records. Allow, and cause each of its Subsidiaries to allow, the Agent or its agents, upon reasonable prior notice and at reasonable times during normal business hours, to inspect the Collateral and to audit and copy the Books and Records from time to time; provided that neither the Borrower nor any of its Subsidiaries shall be required to allow any of the foregoing as to any Books and Records (a) in respect of which disclosure to the Agent or any Lender (or any of their respective representatives) is prohibited by applicable Requirements of Law, (b) that are subject to attorney-client or similar privilege or constitutes attorney work product or (c) in respect of which the Borrower or any of its Subsidiaries owes confidentiality obligations to any third party (provided that such confidentiality obligations were not entered into in contemplation of the requirements of this Section 6.5).

25 [[5791959]] 6.6 Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions. (a) Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions, (b) not engage, and cause each of its Subsidiaries not to engage, in any activity that would breach in any material respect any applicable Anti-Corruption Law, (c) promptly after a Responsible Officer of the Borrower obtains knowledge thereof, notify the Agent of any action, suit or investigation by any court or Governmental Authority against the Borrower or any of its Subsidiaries in relation to an alleged breach of any applicable Anti-Corruption Law by the Borrower or any of its Subsidiaries, (d) not directly or, to the knowledge of the Borrower, indirectly use, lend or contribute the proceeds of the Term Loan for any purpose that would violate any applicable Anti-Corruption Law and (e) in order to comply with the “know your customer/borrower” requirements of the Anti-Money Laundering Laws, promptly provide to the Agent upon its reasonable request from time to time (i) to the extent known to the Borrower, information relating to individuals and entities affiliated with the Borrower that maintain a business relationship with the Agent or any Lender and (ii) such identifying information and documentation as may be available to the Borrower in order to enable the Agent or any Lender to comply with Anti-Money Laundering Laws. 6.7 Lender Calls. Upon the reasonable request of and on reasonable notice from the Agent, not more than twice in any Fiscal Year, participate in a conference call or teleconference, at such time as may be agreed to by the Borrower and the Agent, to review the financial condition of the Borrower and its Subsidiaries. 7. NEGATIVE COVENANTS On and after the Effective Date and so long as any Term Loan Commitment shall be in effect or any Obligations (whether or not due) shall remain outstanding or unpaid (other than Unasserted Contingent Claims), the Borrower shall not, unless the Agent shall otherwise consent in writing: 7.1 Dispositions. Make, or permit any of its Subsidiaries to make, any Disposition of all or any part of its property or assets, whether now owned or hereafter acquired, except for (a) Dispositions of surplus, worn-out or obsolete equipment or other property that is, in the reasonable judgment of the Borrower, no longer economically practicable or commercially desirable to maintain or useful in the ordinary course of business of the Borrower or any of its Subsidiaries; (b) Dispositions constituting or effecting Permitted Liens, Permitted Investments or Restricted Payments expressly permitted by Section 7.6; (c) any non-exclusive licenses and any leases or subleases of any property (including Intellectual Property), and any termination of any licenses, leases or subleases of any property (including Intellectual Property), in each case, in the ordinary course of business; (d) Dispositions of cash or Cash Equivalents in the ordinary course of its business or otherwise not in violation of this Agreement; (e) Dispositions of assets to any BAM Trust Account in an amount not to exceed the amount thereof then required so to be Disposed pursuant to the FLRT Agreement or any agreements establishing or governing the BAM Trust Accounts, and other Dispositions made pursuant to the FLRT Agreement or any other agreement between or among the Borrower and its Subsidiaries, on the one hand, and BAM, on the other; (f) Dispositions between and/or among the Borrower and its Subsidiaries; (g) the sale or discount, in each case without recourse or subject to limited customary recourse, of accounts in the ordinary course of business, but only in connection with the compromise or collection thereof; (h) the lapse,

26 [[5791959]] abandonment or other Dispositions of Intellectual Property that is, in the reasonable judgment of the Borrower, no longer economically practicable or commercially desirable to maintain or useful in the conduct of the business of the Borrower or any of its Subsidiaries; (i) Dispositions resulting from any loss, destruction or damage of any property or assets or any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of any property or assets; (j) winding-up, liquidations and dissolutions of any Subsidiary to the extent expressly permitted by Section 7.2; (k) mergers, amalgamations and consolidations to the extent expressly permitted by Section 7.3 (other than Section 7.3(c)); (l) the termination or unwinding of any Swap Contract in accordance with its terms or otherwise in the ordinary course of business; (m) Dispositions of property to the extent that (i) the relevant property is exchanged for, or for credit against the purchase price of, similar replacement property or (ii) the proceeds of the relevant Disposition are promptly applied to the purchase price of such replacement property; (n) any surrender or waiver of contractual rights, including any expiration of any option agreement in respect of real or personal property, and the settlement, release or surrender of contractual rights or litigation claims in the ordinary course of business; (o) Dispositions made to comply with any order of any Governmental Authority or any applicable Requirement of Law; and (p) other Dispositions of property or assets that are made for fair market value (as reasonably determined by the Borrower) so long as the aggregate value of all property and assets so disposed of by the Borrower and its Subsidiaries shall not exceed $5,000,000 in any Fiscal Year; provided that, notwithstanding the foregoing, the Borrower and the Subsidiaries may consummate any Business Transfer. 7.2 Changes in Business; Liquidation and Dissolution. (a) Engage, or permit any of its Subsidiaries to engage, in any lines of business other than the lines of businesses currently engaged in by the Borrower and its Subsidiaries and lines of business reasonably related or ancillary thereto or to the property and casualty insurance or reinsurance business generally, provided that neither the Borrower nor any of its Subsidiaries shall provide reinsurance or other Policy risk transfer to any Person other than BAM. (b) Wind-up, liquidate or dissolve, or permit any of its Subsidiaries to do so, provided that (i) any Subsidiary may wind-up, liquidate or dissolve if the Borrower reasonably determines that such winding-up, liquidation or dissolution is not materially disadvantageous to the Lenders, (ii) HGR Portfolio Solutions ICAV may be wound-up, liquidated or dissolved as provided in the FLRT Agreement or in any agreement establishing or governing the BAM Trust Accounts, (iii) the Borrower and any Subsidiary may consummate any merger, amalgamation or consolidation expressly permitted by Section 7.3 and (iv) the Borrower or any Subsidiary may convert into another form of entity so long as such conversion does not impair the security interest of the Agent in the Collateral (it being agreed that a certificate of a Responsible Officer of the Borrower delivered to the Agent stating that the Borrower has determined in good faith that the requirements of this clause (iv) with respect to the applicable conversion have been satisfied shall be conclusive evidence thereof unless the Agent notifies the Borrower in writing within five Business Days of receiving such certificate that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees)). 7.3 Mergers, Amalgamations or Consolidations. Merge, amalgamate or consolidate, or permit any of its Subsidiaries to merge, amalgamate or consolidate, with any other Person, provided that (a) the Borrower or any of its Subsidiaries may merge, amalgamate or consolidate with the Borrower or any of its Subsidiaries, provided that if the Borrower is a party thereto, the

27 [[5791959]] Borrower shall be the surviving or continuing Person, (b) any Person (other than the Borrower) may merge, amalgamate or consolidate with any Subsidiary in a transaction in which the continuing or surviving Person is a Subsidiary and (c) any Subsidiary may merge, amalgamate or consolidate with any Person (other than the Borrower) in a transaction permitted by Section 7.1 in which, after giving effect to such transaction, the continuing or surviving Person is not a Subsidiary. 7.4 Indebtedness. Create, incur, assume or be liable for any Indebtedness, or permit any of its Subsidiaries to do so, in each case, other than Permitted Indebtedness. 7.5 Encumbrance. Create, incur or allow or suffer to exist, or permit any of its Subsidiaries to do so, any Lien on any of its properties, in each case, other than Permitted Liens. 7.6 Restricted Payments. Make any Restricted Payment, provided that (a) the Borrower may make Restricted Payments made solely in its Equity Interests, (b) the Borrower may repurchase its Equity Interests upon the exercise of stock options, warrants or other securities convertible into or exchangeable for Equity Interests if such Equity Interests represent all or a portion of the exercise price of, or Tax withholding with respect to, such options, warrants or other securities convertible into or exchangeable for Equity Interests, (c) the Borrower may make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for its Equity Interests, (d) so long as no Default under Section 8.1 or Event of Default under Section 8.4 exists at the time of such Restricted Payment (i) the Borrower may make Restricted Payments consisting of (A) payments made or expected to be made in respect of required withholding or similar Taxes with respect to any Employee Related Persons of the Borrower or any of its Subsidiaries or (B) repurchases of Equity Interests in consideration of the payments described in clause (A) above, including demand repurchases in connection with the exercise of stock options, and (ii) the Borrower may make any Restricted Payments to any Employee Related Persons of the Borrower or any of its Subsidiaries upon the termination, retirement or death of any Employee Related Person or otherwise in accordance with any stock option or stock appreciation or similar rights plan, any management, director and/or employee stock ownership or incentive plan or any other employment arrangements or any equity holders’ agreement; provided that the aggregate amount of all such Restricted Payments does not exceed $500,000 in any Fiscal Year, which amount, to the extent not used in any Fiscal Year, shall be carried forward to the succeeding Fiscal Years, (e) so long as (i) no Default or Event of Default exists at the time of such Restricted Payment or would result therefrom and (ii) after giving effect thereto on a pro forma basis, the Borrower shall be in compliance with Section 7.13 as of the end of the then most recently ended Test Period, (A) the Borrower may make any Restricted Payment with the proceeds of a substantially concurrent issuance and sale of its Equity Interests, (B) the Borrower may make the Specified Restricted Payment, (C) the Borrower may make Restricted Payments to any direct or indirect parent of the Borrower, the proceeds of which shall be used to pay any federal, state, local or foreign income Taxes, or any franchise Taxes imposed in lieu thereof, owed by any direct or indirect parent of the Borrower in respect of any consolidated, combined, unitary or similar income Tax return that includes the Borrower and any of its Subsidiaries, to the extent attributable to income of the Borrower and its Subsidiaries determined as if the Borrower and its Subsidiaries filed consolidated, combined, unitary or similar returns separately from any direct or indirect parent of the Borrower

28 [[5791959]] and (D) the Borrower may make other Restricted Payments; provided that no Restricted Payment shall be made pursuant to this clause (D) with the proceeds of any Shareholder Debt. 7.7 Investments. Make, or permit any of its Subsidiaries to make, any Investment, in each case, other than Permitted Investments; provided, however, notwithstanding anything to the contrary in this Agreement, the Borrower or any of its Subsidiaries may create or form a Subsidiary. 7.8 Transactions with Affiliates. Enter into or permit to exist any transaction between the Borrower or any of its Subsidiaries with any Affiliate of the Borrower or any of its Subsidiaries, except for: (a) transactions on terms that are no less favorable to the Borrower or such Subsidiary than those that would be obtained in an arm’s length transaction with a Person that is not an Affiliate of the Borrower (as reasonably determined by the Borrower), (b) transactions solely between or among the Borrower and one or more of its Subsidiaries (or any Person that becomes a Subsidiary as a result of such transaction), (c) transactions listed on Schedule 7.8, (d) transactions pursuant to or in connection with the FLRT Agreement or any other agreement with BAM, (e) payment of (x) fees in an aggregate amount in any Fiscal Year not to exceed $1,000,000 and (y) indemnification and expense reimbursements pursuant to policies or arrangements adopted in the ordinary course of business, (f) compensation (including bonuses and commissions) and employment, separation and severance of Employee Related Persons (including expense reimbursement and indemnification) and the establishment and maintenance of benefit programs or arrangements with Employee Related Persons, including vacation plans, health and life insurance plans, deferred compensation plans and retirement or savings plans and similar plans or equity incentive or equity option plans, including entering into any agreement with respect to the foregoing, performing obligations of the Borrower or any Subsidiary thereunder and making any payments in respect thereof, (g) transactions and payments expressly permitted by this Agreement and the other Loan Documents, (h) any issuance, sale, conversion, exchange or other transaction in respect of Equity Interests not resulting in a Change in Control or otherwise in violation of this Agreement or any other Loan Document, and receipt of capital contributions not in violation of this Agreement or any other Loan Document, (i) any incurrence, repayment, prepayment, purchase, redemption, retirement, cancellation, modification or other transaction with respect to any Indebtedness not in violation of this Agreement or any other Loan Document, (j) any transaction with any Affiliate in connection with any IPO Event, a Change in Control or a Business Transfer and (k) transactions with customers, suppliers, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business. 7.9 Subordinated Debt; Shareholder Debt. (a) Amend any provision in any document relating to the Subordinated Debt in violation of the subordination provisions thereof or any subordination agreement with respect thereto or in a manner that adversely affects in any material respect the subordination thereof to the Obligations. (b) Make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Subordinated Debt (i) at any time a Default under Section 8.1 exists or (ii) in violation of the subordination provisions thereof or any subordination agreement with respect thereto.

29 [[5791959]] (c) Make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Shareholder Debt at any time a Default under Section 8.1 or an Event of Default under Section 8.4 exists. 7.10 Investment Company Act; Margin Stock; Pensions. (a) Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended; or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Federal Reserve Board) or use the proceeds of the Term Loan for that purpose. (b) Fail, or permit any of its Subsidiaries to fail, to (i) meet the minimum funding requirements of ERISA with respect to any employee benefit pension plans (as defined in Section 3(2) of ERISA) that is sponsored, maintained or contributed to by the Borrower and that is subject to Title IV of ERISA (a “Pension Plan”) or (ii) prevent a Reportable Event or Prohibited Transaction, as defined in Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the 30-day notice period has been waived), from occurring, in each case, where such failure would reasonably be expected to have a Material Adverse Change; withdraw, or permit any of its Subsidiaries to withdraw, from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of the Borrower or any of its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority, in each case which would reasonably be expected to result in a Material Adverse Change. 7.11 Modifications of Operating Documents. Amend, modify or otherwise change, or permit any of its Subsidiaries to do so, any of its or its Subsidiaries’ Operating Documents in any way materially adverse to the interests of the Agent and the Lenders (in their capacities as such) under the Loan Documents. 7.12 Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Use, or permit any of its Subsidiaries to use, directly or, to the knowledge of the Borrower, indirectly, any of the proceeds of the Term Loan (a) to fund any activities or business of or with any Sanctioned Person or in any other manner that would result in a violation of any applicable Sanctions by the Borrower, any of its Subsidiaries, the Agent or any Lender or (b) for the purpose of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Corruption Law or Anti Money Laundering Laws. 7.13 Debt to Total Capital Ratio. Permit the Debt to Capital Ratio as of the end of any Test Period, commencing with the first Test Period ending after the Effective Date, to exceed 30%. Notwithstanding the foregoing or anything to the contrary in this Agreement (including Section 8), with respect to an Event of Default as a result of the Borrower’s failure to comply with this Section 7.13 on the last day of any Test Period, the Borrower shall have the right (the “Cure Right”), at any time until the date that is five (5) Business Days after the date on which financial statements for the applicable Fiscal Quarter or Fiscal Year are required to be delivered pursuant to

30 [[5791959]] Section 6.2(a) or 6.2(b), as applicable, to issue Qualified Equity Interests for cash or otherwise receive cash contributions in respect of its Qualified Equity Interests, in each case, which are designated by the Borrower as proceeds which shall be used, at the election of the Borrower, either (i) to increase the denominator of the Debt to Capital Ratio or (ii) to prepay the Term Loan, in each case, pursuant to the exercise of a Cure Right (the “Cure Amount”), and thereupon the Borrower’s compliance with this Section 7.13 shall be recalculated giving pro forma effect to such increase in such denominator or such prepayment by an amount equal to the Cure Amount solely for the purpose of determining compliance with this Section 7.13 as of the last day of such Test Period. If, after giving effect to the foregoing recalculation, the requirements of this Section 7.13 would be satisfied, then the requirements of this Section 7.13 shall be deemed satisfied as of the end of the relevant Test Period with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of this Section 7.13 that had occurred (or would have occurred) shall be deemed cured for all purposes of this Agreement and the other Loan Documents. Notwithstanding anything herein to the contrary, (A) during the term of this Agreement, the Cure Right shall not be exercised more than five times, and in each period of four consecutive Fiscal Quarters there shall be at least two Fiscal Quarters in which the Cure Right is not exercised, (B) the Cure Amount shall be no greater than the amount required for the purpose of complying with this Section 7.13 and (C) upon the Agent’s receipt of a written notice from the Borrower that the Borrower intends to exercise the Cure Right (a “Notice of Intent to Cure”) until the 5th Business Day following the date on which financial statements for the applicable Fiscal Quarter or Fiscal Year to which such Notice of Intent of Cure relates are required to be delivered pursuant to Section 6.2(a) or 6.2(b), as applicable, neither the Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Term Loan or any other Obligations, and none of the Agent (nor any sub-agent therefor) or any Lender shall exercise any right to foreclose on, realize, or take possession of any Collateral or any other right or remedy under the Loan Documents solely on the basis of an Event of Default under this Section 7.13. 8. EVENTS OF DEFAULT The continuance of any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement: 8.1 Payment Default. The Borrower fails to make any payment of principal of the Term Loan or to pay any other Obligations (including interest or the Applicable Prepayment Premium) within thirty (30) days after such principal or such other Obligations are due and payable (which thirty (30) days cure period shall not apply to payments due on the Term Loan Maturity Date). 8.2 Covenant Default. (a) The Borrower fails or neglects to perform any obligation set forth in Section 6.1(a) (as to the legal existence of the Borrower), 6.2(f)(i) or 7; provided that any failure or neglect to perform any obligation set forth in Section 7.13 is subject to cure as provided in such Section and no Default or Event of Default shall arise under this clause (a) in respect of Section 7.13 until the 5th Business Day after the day on which financial statements are required to be delivered for the relevant Fiscal Quarter or Fiscal Year under Section 6.2(a) or 6.2(b), as applicable (unless the Borrower is not entitled to exercise the Cure Right in respect of the applicable Test

31 [[5791959]] Period pursuant to Section 7.13, in which case such Default or Event of Default will not be delayed until such 5th Business Day), and then only if the applicable Cure Amount has not been received on or prior to such 5th Business Day; or (b) The Borrower fails or neglects to perform, keep, or observe any other covenant or agreement of the Borrower contained in this Agreement or any Loan Documents (not specified in Section 8.1 or 8.2(a)), and such failure or neglect continues for thirty (30) days after the earlier of (i) receipt of written notice of such failure or neglect by a Responsible Officer of the Borrower from the Agent and (ii) the date a Responsible Officer of the Borrower has knowledge of such failure or neglect. 8.3 Attachment; Levy; Restraint on Business. (a) Any material portion of the assets of the Borrower and its Subsidiaries, taken as a whole, is attached, seized or levied on (in each case, excluding any Permitted Lien), or (b) any order of a court of competent jurisdiction enjoins, restrains, or prevents the Borrower or its Subsidiaries from conducting all or any material part of their business, and, in each case under this Section 8.3, the foregoing is not removed, discharged or rescinded within thirty (30) days; 8.4 Insolvency. (a) The Borrower or any of its Subsidiaries is generally unable to pay its debts (including trade debts) as they become due, is generally not paying its debts as such debts become due, admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors; (b) the Borrower or any of its Subsidiaries begins an Insolvency Proceeding (other than, in the case of any Subsidiary, as expressly permitted by Section 7.2(b)); (c) an Insolvency Proceeding is begun against the Borrower or any of its Subsidiaries and is not dismissed or stayed within sixty (60) days; (d) in the case of subclause (a) or (b) above, the Borrower or any of its Subsidiaries shall take any action to authorize any of the actions set forth therein; or (e) any material portion of the assets (or any material portion of the Collateral) of the Borrower and its Subsidiaries, taken as a whole, comes into possession of a trustee or receiver as a result of any Insolvency Proceeding; 8.5 Other Agreements. There is, under any agreement governing Indebtedness in an aggregate outstanding principal amount in excess of $5,000,000 to which the Borrower or any of its Subsidiaries is a party with any Person that is not an Affiliate thereof, any default or breach by the Borrower or any of its Subsidiaries which has resulted in a current right by such Person, whether or not exercised, to accelerate the maturity of such Indebtedness (after giving effect to any grace or cure period and the giving of notice if required thereunder (and in each case, not prior thereto, it being understood that any such default or breach shall not constitute a Default or Event of Default hereunder while any notice or grace period, if applicable to such default or breach, remains in effect)); provided that the provisions of this Section 8.5 shall not apply to (a) any secured Indebtedness that becomes due as a result of the voluntary sale or other Disposition of, or a casualty, condemnation, taking or similar event with respect to, the property securing such Indebtedness if such sale or other Disposition is permitted under this Agreement and (b) any termination (or similar event) with respect to any Swap Contract; 8.6 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, at least equal to $5,000,000 (to the extent not covered by independent third-party insurance as to which liability

32 [[5791959]] has not been denied by such insurance carrier other than customary deductibles) shall be rendered against the Borrower or any of its Subsidiaries by any Governmental Authority, and the same are not, within sixty (60) days after the entry, assessment or issuance thereof, discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged or bonded prior to the expiration of any such stay; 8.7 Misrepresentations. The Borrower or any Person acting for the Borrower makes any representation, warranty or certification in this Agreement, any other Loan Document or any certificate delivered to the Agent in connection with this Agreement or any other Loan Document, and such representation, warranty or other certification is incorrect in any material respect when made, other than if the circumstances giving rise to the such incorrectness and the consequences of such incorrectness are capable of remedy and are remedied within thirty (30) days of the earlier of (a) receipt of written notice of such incorrectness by a Responsible Officer of the Borrower from the Agent and (b) the date a Responsible Officer of the Borrower has knowledge of such incorrectness; 8.8 Subordinated Debt. The Obligations ceasing, or the assertion in writing by the Borrower or any of its Subsidiaries that the Obligations have ceased, to constitute senior indebtedness under the subordination provisions of any document, instrument or agreement evidencing any Subordinated Debt (in each case, to the extent required by such subordination provisions) or the subordination provisions of any document, instrument or agreement evidencing any Subordinated Debt shall for any reason be invalidated or otherwise cease to be in full force and effect, or any other Person shall take a material action in breach thereof or contest in writing the validity or enforceability thereof or deny in writing that it has any further liability or obligation thereunder, in each case under this Section 8.8, other than in accordance with the terms thereof; 8.9 Governmental Approvals. Any Insurance License of the Borrower or any of its Subsidiaries shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that would reasonably be expected to result in such Governmental Authority taking any of the actions described in clause (a) above, and such revocation, rescission, suspension, modification or non-renewal or such decision cause, or would reasonably be expected to cause, a Material Adverse Change; 8.10 Change in Control. A Change in Control shall occur; or 8.11 Validity; Liens. Any material provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or the Borrower or any Subsidiary shall assert in writing that any material provision of any Loan Document has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Lien created under any Loan Document shall cease to be a valid and perfected first priority Lien (subject to Permitted Liens) on any material portion of the Collateral, in each case under this Section 8.11, except (a) solely as a result of any action or inaction by the Agent or any Lender or (b) as otherwise permitted herein or therein.

33 [[5791959]] 9. RIGHTS AND REMEDIES 9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, the Agent may, upon prior written notice to the Borrower, do any or all of the following: (a) terminate the Term Loan Commitments and declare all Obligations (including the Applicable Prepayment Premium, if any) immediately due and payable (but if an Event of Default described in Section 8.4(b) or 8.4(c) occurs, without notice or demand, all the Term Loan Commitments shall immediately terminate and all Obligations (including all accrued and unpaid interest thereon, all fees, the Applicable Prepayment Premium, if any, and all other amounts due under the Loan Documents) shall immediately be due and payable without any action by the Agent, without any notice to the Borrower or any other Person or any act by the Agent or any Lender); (b) stop advancing money or extending credit for the Borrower’s benefit under this Agreement; (c) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral, and the Borrower shall assemble the Collateral if the Agent requests and make it available as the Agent designates; (d) enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred, and in connection therewith the Borrower grants the Agent a license to enter and occupy its premises, without charge, to exercise any of the Agent’s or the Lenders’ rights or remedies; (e) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral and in connection therewith the Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, the Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with the Agent’s exercise of its rights under this Section 9.1(e), the Borrower’s rights under all licenses and all franchise agreements inure to the Agent’s benefit (on behalf of itself and the Lenders); (f) deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral; (g) demand and receive possession of any Books and Records; and (h) exercise all rights and remedies available to any Secured Party under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

34 [[5791959]] Notwithstanding anything in this Section 9.1 or elsewhere in this Agreement to the contrary, neither the Agent nor any Lender shall have the right to terminate any Term Loan Commitment (and no termination thereof that might otherwise be referred to herein on account of the existence of any Event of Default shall be effective), in each case, prior to the date of the termination of the Term Loan Commitments in accordance with Section 2.2(b); provided that (i) the provisions of this paragraph shall not apply to the automatic termination of the Term Loan Commitments pursuant to Section 9.1(a) as a result of the occurrence of an Event of Default described in Section 8.4(b) or 8.4(c) and (ii) nothing in this paragraph shall be deemed to be a waiver by any Lender of any condition precedent set forth in Section 3.2. 9.2 Power of Attorney. The Borrower hereby irrevocably appoints the Agent as its lawful attorney-in-fact and proxy, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Agent’s discretion, exercisable only upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including but not limited to: (a) endorse the Borrower’s name on any checks or other forms of payment or security; (b) pay, contest or settle any Lien and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (c) transfer the Collateral into the name of the Agent or a third party as the Code permits. The Borrower also hereby appoints the Agent as its lawful attorney-in-fact to sign the Borrower’s name on any documents necessary to perfect or establish the priority of, or to continue the perfection or priority of, the Agent’s security interest in the Collateral, regardless of whether an Event of Default has occurred. The Agent’s foregoing appointments as the Borrower’s attorney in fact, and all of the Agent’s rights and powers, coupled with an interest, are irrevocable until all the Term Loan Commitments shall have terminated and all Obligations (other than Unasserted Contingent Claims) shall have been fully repaid and performed, but shall automatically cease to be in effect thereafter. 9.3 Protective Payments. If the Borrower or any of its Subsidiaries fails to obtain the insurance required by Section 6.4 or fails to pay any premium thereon or fails to pay any other amount which the Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, the Agent may obtain such insurance or make such payment, and all amounts so paid by the Agent shall be Obligations and shall be secured by the Collateral. The Agent shall provide the Borrower with notice of the Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No such payments by the Agent are deemed an agreement to make similar payments in the future or a Secured Party’s waiver of any Event of Default. 9.4 Application of Payments and Proceeds upon Default. If an Event of Default has occurred and is continuing, the Agent shall have the right to apply in any order any funds in its possession, whether from the Borrower’s account balances, payments, proceeds realized as the result of any collection of or any Disposition of the Collateral, or otherwise, to the Obligations. The Agent shall pay any surplus to the Borrower or to other Persons legally entitled thereto; the Borrower shall remain liable to the Secured Parties for any deficiency. If the Agent, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, the Agent shall have the option, exercisable at any time, of either reducing the

35 [[5791959]] Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by the Agent of cash therefor. 9.5 Agent’s Liability for Collateral. So long as the Agent complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of the Agent, the Agent shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other third party. Subject to the foregoing, the Borrower bears all risk of loss, damage or destruction of the Collateral. 9.6 No Waiver; Remedies Cumulative. The Agent’s failure, at any time or times, to require strict performance by the Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of any Secured Party thereafter to demand strict performance and compliance herewith or therewith. The Secured Parties’ rights and remedies under this Agreement and the other Loan Documents are cumulative. The Secured Parties have all rights and remedies provided under the Code, by law, or in equity. A Secured Party’s exercise of one right or remedy is not an election and shall not preclude any Secured Party from exercising any other remedy under this Agreement or other remedy available at law or in equity. Any Secured Party’s delay in exercising any remedy is not a waiver, election, or acquiescence. 9.7 Demand Waiver. The Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by the Agent on which the Borrower is liable, in each case, in connection with any exercise of remedies hereunder and except for any notice by the Agent or any Lender that is expressly required or contemplated to be given to the Borrower under this Agreement or any other Loan Document. 10. NOTICES All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document to any other such party must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission (or, if not transmitted during the normal business hours of the recipient, at the opening of business on the next business day for the recipient), when sent by e-mail; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand- delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or e-mail address indicated below. The Agent, any Lender or the Borrower may change its mailing or e-mail address by giving the other parties hereto written notice thereof in accordance with the terms of this Section 10. If to the Borrower: President HG Global Ltd. 26 Reid Street

37 [[5791959]] (c) Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding based upon, arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 11(b). Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, any claim or defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court. (d) Each party hereto hereby waives personal service of the summons, complaints and other process issued in any suit, action or proceeding based upon, arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 11(b) and agrees that service of such summons, complaints and other process may be made by registered or certified mail addressed to such party at the address set forth in, or subsequently provided by such party in accordance with, Section 10 and that service so made shall be deemed completed upon the earlier to occur of such party’s actual receipt thereof or three (3) Business Days after deposit in the U.S. mails, proper postage prepaid. Each party hereto waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any such suit, action or proceeding that service of process was invalid and ineffective. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Requirements of Law. (e) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, THE AGENT AND EACH LENDER IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. (f) This Section 11 shall survive the termination of this Agreement. 12. GENERAL PROVISIONS 12.1 Termination Prior to Term Loan Maturity Date; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until this Agreement has terminated pursuant to its terms. Upon the termination of all the Term Loan Commitments and the satisfaction by the Borrower of all Obligations (other than Unasserted Contingent Claims and any other obligations which, by their terms, are to survive the termination of this Agreement) in full in cash, this Agreement shall automatically terminate, provided that those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination. 12.2 Successors and Assigns. (a) This Agreement binds and is for the benefit of the successors and permitted assigns of each party. The Borrower may not assign this Agreement or any of its rights or

38 [[5791959]] obligations hereunder without each Lender’s prior written consent, and any such assignment without such prior written consent shall be null and void. (b) No Lender may assign this Agreement or any of its rights or obligations hereunder, except that, with the prior written consent of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower (such consent not to be unreasonably withheld or delayed), each Lender has the right to assign all or any part of, or any interest in, its rights and obligations under this Agreement and the other Loan Documents to any Eligible Assignee, and, in the absence of any such required consent, any such assignment shall be null and void; provided that no consent of the Borrower shall be required for an assignment by a Lender of any of its rights or obligations hereunder to another Lender. The parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender. (c) With the prior written consent of the Agent and, so long as no Event of Default shall have occurred and be continuing, the Borrower (such consent not to be unreasonably withheld or delayed), each Lender has the right to grant participation in all or any part of, or any interest in, its rights and obligations under this Agreement and the other Loan Documents to any Eligible Assignee; provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the other parties hereto shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. A Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Term Loan or other

39 [[5791959]] obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (d) The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of each Lender and its assignees and transferees, and the Term Loan Commitment of, and principal amounts (and stated interest) of the Term Loan owing to, each Lender and each assignee pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agent, each Lender and each assignee shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Lenders and any assignee and transferee, at any reasonable time and from time to time upon reasonable prior notice. 12.3 Indemnification. The Borrower agrees to indemnify, defend and hold each Secured Party, each of its Affiliates and each of its and its Affiliates’ directors, officers, employees, agents or attorneys (each, an “Indemnified Person”) harmless against all claims, losses, damages, penalties, liabilities and reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable and documented fees, costs and expenses of outside counsel, but limited to the reasonable and documented fees, costs and expenses of one firm of outside counsel to all Indemnified Persons, taken as a whole, and, if necessary, of one firm of local counsel in each appropriate jurisdiction to all Indemnified Persons, taken as a whole, which may include a single firm of local counsel acting in multiple jurisdictions) (collectively, “Claims”) incurred by such Indemnified Persons, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with the transactions contemplated by the Loan Documents, other than Claims (a) caused by gross negligence or willful misconduct of such Indemnified Person or any of its Affiliates, or any of its or their directors, officers or employees, in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction, (b) arising from a breach by such Indemnified Person or any of its Affiliates, or any of its or their directors, officers or employees, of its obligations under the Loan Documents or (c) arising from a dispute solely among the Indemnified Persons not arising out of or resulting from any act or omission on the part of the Borrower. This Section 12.3 shall not apply with respect to Taxes, other than any Taxes that represent claims, losses, damages, penalties or liabilities arising from any non-Tax claim. All amounts due under this Section 12.3 shall be payable by the Borrower within ten (10) days after receipt by the Borrower of an invoice therefor setting forth the amount thereof in reasonable detail, together with reasonable supporting documentation.

40 [[5791959]] This Section 12.3 shall survive until all statutes of limitation with respect to the Claims and expenses for which indemnity is given shall have run. 12.4 Time of Essence. Time is of the essence for the performance of all obligations under this Agreement. 12.5 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision. 12.6 Correction of Loan Documents. The Agent may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as the Agent provides the Borrower with prior written notice of such correction and allows the Borrower at least ten (10) Business Days to object to such correction. In the event of such objection, such correction shall not be made except by an amendment signed by the Agent and the Borrower. 12.7 Amendments in Writing; Waiver; Integration. (a) Except as contemplated by Section 12.6 and except for any waivers or consents expressly permitted under this Agreement or any other Loan Document to be given by the Agent, no purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the Required Lenders (or by the Agent with the consent of the Required Lenders) and the Borrower; provided, however, that no amendment, modification, waiver or consent shall: (i) increase the Term Loan Commitment of any Lender or increase the Pro Rata Share of any Lender, reduce the principal of, or interest on, the Term Loan held by any Lender or any fee or Applicable Prepayment Premium payable to any Lender or postpone or extend any scheduled date fixed for any payment of principal of, or interest on, the Term Loan payable to any Lender, in each case, without the written consent of such Lender (it being agreed that (A) no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or the implementation of the Default Rate shall be within the scope of this clause (i), and such actions shall only require the consent of the Required Lenders and (B) any amendment, modification or waiver of, or consent to departure from, the definition of the “Early Amortization Start Date” or the “Applicable Prepayment Premium” (or, in each case, any component definitions thereof) shall only require the consent of the Required Lenders); (ii) change the percentage of the Term Loan Commitment or of the aggregate outstanding principal amount of the Term Loan that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender adversely affected thereby; (iii) amend the definition of “Required Lenders” or “Pro Rata Share” without the written consent of each Lender adversely affected thereby; (iv) release from the Liens created under the Loan Documents all or substantially all of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien on the Collateral granted in favor of the Agent pursuant to the Loan Documents (except as otherwise provided in this Agreement) or release the Borrower from its obligations under the Loan Documents without the written consent of each Lender adversely affected thereby; (v) amend, modify or waive Section 9.4 or this Section 12.7 without the written consent of each Lender adversely affected thereby; or (vi) amend, modify or waive any provision of this Agreement in a manner that is directly and disproportionately adverse to any Lender (in each case, as compared to

41 [[5791959]] all of the Lenders) without the consent of each such Lender so affected by such amendment, modification or waiver. Notwithstanding the foregoing, no amendment or modification of any Loan Document shall, unless signed by the Agent, affect the rights or duties of the Agent (in its capacity as such) under this Agreement or the other Loan Documents. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, modification or consent or have any other effect on any Loan Document. Any waiver or consent granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver or consent. (b) The Loan Documents represent the entire agreement among the parties hereto about the subject matter thereof and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations among the parties hereto about the subject matter of the Loan Documents merge into the Loan Documents. 12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together constitute one agreement. 12.9 Confidentiality. Each Secured Party agrees to maintain the confidentiality of the Confidential Information (as defined below) and to exercise the same degree of care with respect thereto that it exercises for its own proprietary information, but disclosure of information may be made: (a) to the Agent’s or any Lender’s Subsidiaries or other Affiliates (such Subsidiaries and other Affiliates, together with the Agent and the Lenders, collectively, the “Lender Entities”) on a “need-to-know” basis who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential, (b) to prospective assignees of or participants in any interest in the Term Loan (provided, however, that any prospective assignee or participant shall have entered into an agreement for the benefit of the Borrower containing provisions substantially the same as those in this Section 12.9); (c) as required by law, regulation, subpoena, or other similar order of a Governmental Authority; (d) to the Agent or a Lender’s regulators (and any self-regulatory authority (including the National Association of Insurance Commissioners)) or as otherwise required in connection with the Agent’s or the Lender’s regulators’ examination or audit; (e) as the Agent or the Lenders reasonably consider appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of the Agent so long as such service providers have executed a confidentiality agreement with the Agent with terms no less restrictive than those contained herein. For purposes of this Section, “Confidential Information” means all information relating to the Borrower and its Subsidiaries or other Affiliates and their respective businesses or the transactions contemplated hereby (including any information obtained by the Agent or any Lender from the review of the Books and Records), provided that Confidential information does not include information that is either: (i) in the public domain or in the Agent’s possession when disclosed to the Agent, or becomes part of the public domain (other than as a result of its disclosure by any other Lender Entity in violation of this Agreement) after disclosure to the Agent or any Lender; or (ii) disclosed to the Agent or any other Lender Entity by a third party if the Agent or such Lender Entity does not know that the third party is prohibited from disclosing the information. Lender Entities may

42 [[5791959]] use anonymous forms of confidential information for aggregate datasets, for analyses or reporting, and for any other uses not expressly prohibited in writing by the Borrower. This Section 12.9 shall survive the termination of this Agreement. 12.10 Fees, Costs and Expenses. The Borrower shall reimburse (all being collectively referred to herein as the “Secured Party Expenses”): (a) the Agent for all reasonable and documented out-of-pocket fees, costs and expenses, including the reasonable and documented fees, costs and expenses of outside counsel for advice, assistance or other representation (but limited to one firm of outside counsel and, if necessary, one firm of local counsel in each appropriate jurisdiction, which may include a single firm of local counsel acting in multiple jurisdictions), in connection with negotiation, preparation, amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the Term Loan made pursuant hereto or its rights under the Loan Documents, provided that, with respect to any fees, costs and expenses incurred on or prior to the Funding Date, the Borrower shall not be required to reimburse under this clause (a) more than $200,000 therefor; and (b) the Agent and the Lenders for all reasonable and documented out-of-pocket fees, costs and expenses, including the reasonable and documented fees, costs and expenses of outside counsel (but limited to one firm of outside counsel and, if necessary, one firm of local counsel in each appropriate jurisdiction, which may include a single firm of local counsel acting in multiple jurisdictions) for advice, assistance or other representation, in connection with: (i) termination or enforcement of any of the Loan Documents; (ii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Agent, the Lenders, the Borrower or any other Person, and whether as a party, witness or otherwise) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against the Borrower or any other Person that may be obligated to the Agent or the Lenders by virtue of the Loan Documents, including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Term Loan during the pendency of one or more Events of Default; (iii) any attempt to enforce any remedies of the Agent or the Lenders against the Borrower or any other Person that may be obligated to the Agent or the Lenders by virtue of any of the Loan Documents, including any such attempt to enforce any such remedies in the course of any work- out or restructuring of the Term Loan during the pendency of one or more Events of Default; (iv) any work-out or restructuring of the Term Loan during the pendency of one or more Events of Default; and (v) any efforts after the occurrence and during the continuance of an Event of Default to protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral; provided, in the case of this clause (b), that to the extent applicable, the exceptions set forth in Section 12.3 shall apply to the obligations of the Borrower under this Section 12.10. Without limiting the generality of the foregoing, to the extent set forth above in this Section 12.10, such expenses, costs, charges and fees may include: reasonable and documented out-of-pocket fees, costs and expenses of accountants, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; secretarial overtime charges; and reasonable out-of-pocket expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services. All amounts due under this Section 12.10 shall be payable by the Borrower within ten (10) days after receipt by the Borrower of an invoice therefor setting forth the amount thereof in reasonable detail,

43 [[5791959]] together with reasonable supporting documentation. This Section 12.10 shall survive the termination of this Agreement. 12.11 Electronic Execution of Documents. The words “execution”, “signed”, “signature” and words of like import in any Loan Document or in any document, consent, notice, certificate, request, statement or authorization relating to any Loan Document shall be deemed to include Electronic Signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. 12.12 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. 12.13 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty, this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist. 12.14 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract. 12.15 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing the Borrower, which information includes the name and address of each such entity and other information that will allow such Lender to identify the entities composing the Borrower in accordance with the USA PATRIOT Act. The Borrower agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as any Lender may reasonably require from time to time in order to enable such Lender to comply with the USA PATRIOT Act. 12.16 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any Persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any Person not an express party to this Agreement; or (c) give any Person not an express party to this Agreement any right of subrogation or action against any party to this Agreement. 13. DEFINITIONS 13.1 Rules of Construction; Definitions. (a) As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not

44 [[5791959]] limiting, the words “asset” and “property” shall be construed to have the same meaning and effect, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. Unless the context requires otherwise, (i) any definition of or reference to any agreement (including any Loan Document), instrument or other document herein or in any other Loan Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions or qualifications on such amendments, restatements, supplements or modifications set forth herein), (ii) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (iii) any reference herein or in any other Loan Document to any Person shall be construed to include such Person’s successors and permitted assigns and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision hereof and (v) all references herein or in any other Loan Document to Articles, Sections, clauses, paragraphs, Exhibits and Schedules shall be construed to refer to Articles, Sections, clauses and paragraphs of, and Exhibits and Schedules to, such Loan Document. Any reference in this Agreement to perfection of any Lien and similar references shall be deemed to apply solely to Liens on the Collateral that, within the meaning of the Code, is located in the United States (and shall not cover any Liens on any other Collateral). (b) For purposes of any basket set forth in Section 7 (including any basket set forth in any defined term referred to in Section 7) that is expressed as a Dollar amount, such Dollar amount shall be deemed to automatically increase, for each calendar year that commenced after the Effective Date (with effect from January 1 of such calendar year), by an amount equal to the product of (i) such amount (as it theretofore may have increased pursuant to this Section 13.1(b)) as in effect immediately prior to such increase multiplied by (ii) the annual rate of inflation for the immediately preceding calendar year, with such annual rate of inflation to be calculated based on the CPI as calculated by the U.S. Bureau of Labor Statistics (or, if that index ceases to be so calculated, such other comparable index as is generally accepted for purposes of measuring inflation in the United States). (c) As used in this Agreement, the following capitalized terms have the following meanings: “Adjusted Book Value” means, as of any date, (a) the total equity of the Borrower and its Subsidiaries, determined on a consolidated basis in conformity with GAAP but without consolidation therein (to the extent such consolidation would otherwise be required in conformity with GAAP) of BAM, plus (b) to the extent reducing the amount referred to in clause (a), the sum of (i) the aggregate amount of accrued but unpaid dividends and other Restricted Payments by the Borrower as of such date, whether payable to White Mountains and its Subsidiaries or to holders of non-controlling interests, and (ii) unearned insurance premiums as of such date, net of deferred acquisition costs as of such date, in each case under this clause (b), with the amounts thereof to be determined without consolidation (to the extent such consolidation would otherwise be required in conformity with GAAP) of BAM, minus (c) the time value of money discount on expected

45 [[5791959]] future payments on the BAM Surplus Notes as of such date, with such discount to be determined without any reduction in the amount thereof on account of non-controlling interests in the Borrower and its Subsidiaries but otherwise in the manner consistent with the determination thereof for purposes of the consolidated financial statements of White Mountains prepared in conformity with GAAP, but without consolidation therein (to the extent such consolidation would otherwise be required in conformity with GAAP) of BAM. “Adjusted Term SOFR” means, with respect to any Interest Period, the rate per annum equal to (a) the Term SOFR for such Interest Period plus (b) 0.26%; provided that if Adjusted Term SOFR as so determined shall be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Affiliate” means, with respect to any Person, each other Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified. For purposes of the foregoing, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. It is understood and agreed that for purposes of this Agreement and the other Loan Documents, BAM does not constitute an Affiliate of the Borrower or any of its Subsidiaries, notwithstanding that the financial records of BAM may be required, in conformity with GAAP, to be consolidated in the consolidated financial statements of White Mountains. “Agent” is defined in the preamble hereof. “Agreement” is defined in the preamble hereof. “AM Best” means AM Best Company, or any successor to the rating agency business thereof. “Amortization Amount” means $3,750,000, as such amount may be reduced in accordance with Section 2.2(f). “Amortization Collateral Account” means a deposit account or a securities account of the Borrower established with a depositary bank or a securities intermediary, as applicable, in the United States or Bermuda and, in the case of any such deposit account or securities account established in the United States, with respect to which a Control Agreement in favor of the Agent is in effect. “Amortization Start Date” means the earlier of the Scheduled Amortization Start Date and the Early Amortization Start Date. “Anti-Corruption Laws” means all Requirements of Law concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act of 2010, and the anti-bribery and anti-corruption laws and regulations of those jurisdictions in which the Borrower or its Subsidiaries do business.

46 [[5791959]] “Anti-Money Laundering Laws” means all Requirements of Law concerning or relating to terrorism or money laundering, including, without limitation, the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956-1957), the USA PATRIOT Act and the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820(b) and §§ 1951-1959) and the rules and regulations thereunder, and any law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B). “Applicable Insurance Regulatory Authority” means any Governmental Authority that due to the nature of the activities of the Borrower or its Subsidiaries in the insurance or reinsurance industry has regulatory authority over the Borrower or any of its Subsidiaries. “Applicable Margin” means (a) other than during any Non-Investment Grade Ratings Period, 6.00% per annum and (b) during any Non-Investment Grade Ratings Period, 7.00% per annum. “Applicable Prepayment Premium” means: (a) in respect of any Prepayment Premium Trigger Event that occurs on or prior to the third anniversary of the Funding Date, an amount equal to the present value of the aggregate amount of interest that would have accrued under this Agreement (before giving effect to the imposition of the Default Rate) on the aggregate principal amount of the Term Loan that shall have been repaid or prepaid pursuant to such Prepayment Premium Trigger Event (assuming that the Term Loan will continuously bear interest at a rate per annum equal to the sum of (i) the Adjusted Term SOFR for the Interest Period in effect on the date such Prepayment Premium Trigger Event occurs plus (ii) the Applicable Margin in effect on such date) for the period from and including the date on which such Prepayment Premium Trigger Event occurs through but excluding the date that is the third anniversary of the Funding Date, discounted in accordance with accepted financial practice at a discount rate (applied on the same periodic basis as that on which interest on the Term Loan is payable) equal to the Treasury Rate plus 50 basis points per annum; (b) in respect of any Prepayment Premium Trigger Event that occurs after the third anniversary of the Funding Date and on or prior to the fourth anniversary of the Funding Date, an amount equal to the product of 3.00% and the aggregate principal amount of the Term Loan that is repaid or prepaid pursuant to such Prepayment Premium Trigger Event; (c) in respect of any Prepayment Premium Trigger Event that occurs after the fourth anniversary of the Funding Date and on or prior to the fifth anniversary of the Funding Date, an amount equal to the product of 1.00% and the aggregate principal amount of the Term Loan that is repaid or prepaid pursuant to such Prepayment Premium Trigger Event; and (d) in respect of any Prepayment Premium Trigger Event that occurs after the fifth anniversary of the Funding Date, zero; provided that, notwithstanding the foregoing, in the case of any Prepayment Premium Trigger Event that occurs (x) in connection with a Change in Control or a Business Transfer or (y) after the occurrence of an Early Amortization Trigger Event, the Applicable Prepayment Premium shall mean the lesser of (i) the Applicable Prepayment Premium as determined in accordance with

47 [[5791959]] clauses (a) through (d) above, as applicable, with respect to such Prepayment Premium Trigger Event and (ii) an amount equal to the product of 2.00% and the aggregate principal amount of the Term Loan that is repaid or prepaid pursuant to such Prepayment Premium Trigger Event. “Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 12.2 hereof (including the consent of the Borrower if required by such Section) and substantially in a form acceptable to the Agent. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date. “BAM” means Build America Mutual Assurance Company, a New York domiciled mutual financial guaranty insurance company. “BAM Surplus Notes” means the Surplus Notes, as defined in the FLRT Agreement as in effect on the date hereof, and any similar Indebtedness issued by BAM after the date hereof. “BAM Trust Account” means the Regulation 114 Trust Account and the Supplemental Trust Account, each as defined in the FLRT Agreement as in effect on the date hereof, and any other trust or a similar arrangement established by the Borrower or any of its Subsidiaries for the benefit of BAM. “Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.10(b). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date: (a) the Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a

48 [[5791959]] replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period” or any similar or analogous definition, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.10 and other technical, administrative or operational matters) that the Agent reasonably decides, after consultation with the Borrower, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Agent reasonably determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Agent reasonably decides, after consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmarks Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof)

49 [[5791959]] has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

50 [[5791959]] “Books and Records” means all books and records of the Borrower or any Subsidiary, including ledgers, tax returns, records regarding the Borrower’s and its Subsidiaries’ assets or liabilities, business operations or financial condition, records relating to the Collateral and all computer programs or storage or any equipment containing such information. “Borrower” is defined in the preamble hereof. “Business Day” means any day that is not a Saturday, Sunday or a day on which commercial banks in New York City or Bermuda are authorized or required by law to remain closed; provided that in relation to any interest rate settings with respect to the Term Loans, such day shall also be a U.S. Government Securities Business Day. “Business Transfer” means any sale, transfer or other Disposition by the Borrower and its Subsidiaries, whether in any single transaction or series of transactions, of assets and properties of the Borrower and its Subsidiaries constituting 50% or more of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person other than the Borrower or any of its Subsidiaries, but excluding any Disposition described in clause (e) of Section 7.1. It is understood and agreed that no Disposition by the Borrower or any of its Subsidiaries shall occur solely as a result of the financial records of BAM no longer being required, in conformity with GAAP, to be consolidated in the consolidated financial statements of White Mountains. “Capital Lease” means, as to any Person, any leasing or similar arrangement which, in accordance with GAAP, is or should be classified as a capital lease on the balance sheet of such Person. “Capital Lease Obligations” means, as to any Person, all monetary obligations of such Person under any Capital Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Equivalents” means, as at any date of determination, any of the following: (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or instrumentality thereof, in each case, maturing not more than one year after such date; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any agency or instrumentality thereof, in each case maturing not more than one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s (or, in either case, the then equivalent grade), or carrying an equivalent rating by a nationally recognized rating agency if at any time Moody’s or S&P shall not be rating such obligations; (c) commercial paper or corporate demand notes maturing no more than one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s (or, in either case, the then equivalent grade), or carrying an equivalent rating by a nationally recognized rating agency if at any time Moody’s or S&P shall not be rating such obligations;

51 [[5791959]] (d) certificates of deposit, time deposits or bankers’ acceptances maturing no more than one year after such date issued or accepted by, and money market and demand deposits maintained at, any commercial bank that is a member of the Federal Reserve System and has Tier 1 capital as defined in the regulations of its primary Federal banking regulator) of not less than $500,000,000; (e) readily marketable general obligations of any corporation organized under the laws of any state of the United States of America, payable in the United States of America, expressed to mature not later than 12 months following the date of issuance thereof and having, at the time of the acquisition thereof, a rating of at least A from S&P or A-2 from Moody’s (or, in either case, the then equivalent grade), or carrying an equivalent rating by a nationally recognized rating agency if at any time Moody’s or S&P shall not be rating such obligations; (f) repurchase agreements having maturities of not more than 90 days for underlying securities of the types described in the preceding clauses entered into with any commercial bank referred to in clause (d) above; (g) investments in investment companies, mutual funds or money market funds that, in each case, invest substantially all of their assets in investments described in the preceding clauses; (h) “Eligible Assets”, as defined in the FLRT Agreement as in effect on the Effective Date (or any similar term used in the FLRT Agreement as it may be in effect after the Effective Date); (i) other investments of a nature and type consistent with those held by the Borrower or any of its Subsidiaries on the Effective Date; and (j) other short term investments approved by the Agent. “Change in Control” means (a) White Mountains and its Subsidiaries ceasing to own, directly or indirectly (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act), beneficially and of record, Equity Interests representing more than 51.0% of the total voting power of all of the outstanding Voting Equity Interests of the Borrower or (b) the occurrence of an IPO Event. “Claims” is defined in Section 12.3. “Code” means the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions. “Collateral” is defined in Section 4.1.

52 [[5791959]] “Competitor” means competitors of White Mountains and its Subsidiaries principally engaged in lines of business substantially the same as any of the lines of business carried on by White Mountains and its Subsidiaries on the date hereof. “Compliance Certificate” means that certain certificate in the form attached hereto as Exhibit A. “Contingent Obligation” means, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another Person that, in each case, is directly or indirectly guaranteed, endorsed or co-made by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations under any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement. “Control Agreement” means, with respect to any deposit account or securities account, any control agreement entered into among the depository bank or the securities intermediary, as applicable, at which such deposit account or securities account is maintained, the Borrower and the Agent pursuant to which the Agent obtains control (within the meaning of the Code) over such deposit account or securities account. The Agent agrees that, promptly upon request by the Borrower that the Agent enter into a Control Agreement in respect of any deposit account or securities account for which such Control Agreement is required as contemplated by the definition of the term “Interest Reserve Account” or “Amortization Collateral Account”, the Agent shall execute and deliver to the Borrower a copy of such Control Agreement. “Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret. “Cure Amount” is defined in Section 7.13. “Cure Right” is defined in Section 7.13. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Agent reasonably decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion. “Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement,

53 [[5791959]] receivership, insolvency, reorganization, or similar debtor relief law of the United States, Bermuda or other applicable jurisdiction from time to time in effect. “Debt to Total Capital Ratio” means, as of any date, the ratio (expressed as a percentage) of (a) the sum of (i) the aggregate principal amount of the Term Loan and (ii) the aggregate principal amount of the Shareholder Debt, in each case, outstanding as of such date to (b) the sum of (i) the amount referred to in clause (a) above and (ii) Adjusted Book Value as of such date. “Default” means an event which, with the giving of notice or the lapse of time or both, unless cured or waived would constitute an Event of Default. “Default Rate” is defined in Section 2.3(b). “Defaulting Lender” means any Lender that has become the subject of a voluntary or involuntary proceeding under any Debtor Relief Law, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has had any order for relief in such proceeding entered in respect thereof. “Disposition” means any transaction, or series of related transactions, pursuant to which any Person sells, assigns, transfers, leases (as lessor), licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for value of any contracts or (b) any disposition of property through a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a)(i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or (ii) is redeemable at the option of the holder thereof, in whole or in part (other than, in the case of the preceding clauses (i) or (ii), solely for Equity Interests that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or (b) is convertible into or exchangeable, either mandatorily or at the option of the holder thereof, for (i) Indebtedness or (ii) any other Equity Interests that would constitute Disqualified Equity Interests, in each case of any of the preceding clauses (a) and (b), prior to the date that is 91 days after the Term Loan Maturity Date; provided that (i) an Equity Interest of any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change in control” (or similar event, however denominated) shall not constitute a Disqualified Equity Interest and (ii) an Equity Interest of any Person that is issued to any Employee Related Persons or to any plan for the benefit of Employee Related Persons or by any such plan to such Employee Related Persons shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by such Person or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. For the avoidance

54 [[5791959]] of doubt, the cumulative preferred shares, par value $1,000 per share, of the Borrower outstanding as of the date hereof are not Disqualified Equity Interests. “Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States. “Early Amortization Start Date” means the last day of the calendar quarter during which an Early Amortization Trigger Event has occurred. “Early Amortization Trigger Event” shall be deemed to have occurred if, after the Effective Date: (a) (i) BAM shall not have in effect an insurer financial strength rating (however denominated) from at least one of S&P or Moody’s, (ii) BAM shall have in effect an insurer financial strength rating (however denominated) from one (but not both) of S&P or Moody’s and such rating shall be BBB+ or lower or Baa1 or lower, as applicable, or (iii) BAM shall have in effect an insurer financial strength rating (however denominated) from both S&P and Moody’s and each such rating shall be BBB+ or lower or Baa1 or lower, as applicable; (b) the aggregate amount of premiums ceded by BAM to the Borrower or any of its Subsidiaries pursuant to the FLRT Agreement (determined after netting therefrom the amount of any related ceding commission payable by the Borrower or any of its Subsidiaries to BAM but otherwise without any reduction therefrom on account of any other amounts payable by the Borrower or any of its Subsidiaries to BAM pursuant to the FLRT Agreement) during any Test Period, commencing with the first Test Period ended after the Effective Date, shall be less than 25% of the aggregate amount of premiums ceded by BAM to the Borrower or any of its Subsidiaries pursuant to the FLRT Agreement (determined in the same manner) during the period of four consecutive Fiscal Quarters ended immediately prior to the commencement of such Test Period; or (c) the FLRT Agreement is terminated in accordance with its terms, and there is no successor FLRT Agreement. “Effective Date” means March 31, 2022, which the parties hereto acknowledge is the date on which the conditions specified in Section 3.1 were satisfied (or waived). “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (a) any Lender or (b) any Affiliate of any Lender, but expressly excludes any Competitor. “Employee Related Persons” means, with respect to any Person, any current or former officers, directors, employees or consultants of such Person or any Immediate Family Member of any of the foregoing.

55 [[5791959]] “Equity Interests” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting, and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable (other than, prior to the conversion thereof, Indebtedness that is convertible into any of the foregoing). “ERISA” means the Employee Retirement Income Security Act of 1974, and its regulations. “Event of Default” is defined in Section 8. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a recipient or required to be withheld or deducted from a payment to a recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of a Lender, its applicable lending office located in, the jurisdiction imposing such tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) Taxes attributable to such recipient’s failure to comply with Section 2.6 and (c) any U.S. federal withholding Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the IRC and any intergovernmental agreements with respect thereto and any laws implementing intergovernmental agreements. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “Fee Letter” means that certain fee letter dated March 31, 2022, between the Borrower and the Agent. “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of the Borrower and its Subsidiaries ending on December 31 of each year. “Fitch” means Fitch Ratings, Inc., or any successor to its rating agency business. “Floor” means 0%. “FLRT Agreement” means the Ninth Amended and Restated First Loss Reinsurance Treaty Agreement, entered into as of January 7, 2022, by and between BAM and HG Re, as the

56 [[5791959]] same may be amended, restated, supplemented or otherwise modified from time to time, and any agreement between the Borrower or any of its Subsidiaries and BAM that replaces, substitutes or supersedes the foregoing. “Funding Date” is defined in Section 3.2(a). “GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination. “Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization. “HG Global Segment” means the segment of the operations of White Mountains and its Subsidiaries that relates to the operations of the Borrower and its Subsidiaries, as such segment is determined (including as to whether or not BAM is required to be included therein) in conformity with GAAP. It is understood and agreed that such segment is currently referred to as the “HG Global/BAM Segment” in the consolidated financial statements of White Mountains prepared in conformity with GAAP. “HG Re” means HG Re Ltd., an exempted Bermuda company limited by shares and licensed as a special purpose insurer pursuant to the Bermuda Insurance Act 1978, as amended. “Immediate Family Member” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, domestic partner, former domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships), any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals, such individual’s estate (or an executor or administrator acting on its behalf), heirs or legatees or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Indebtedness” means, as to any Person, (a) any indebtedness of such Person for borrowed money, (b) any obligations of such Person for the deferred purchase price of property or services (excluding (i) accrued expenses and other accounts payable, (ii) deferred compensation payable to any Employee Related Person of the Borrower or any Subsidiary and (iii) any purchase price adjustment or earnout incurred in connection with an acquisition or other Investment, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout is fixed

57 [[5791959]] and determinable and is not paid when due), (c) any reimbursement and other obligations of such Person in respect of surety bonds and letters of credit, (d) any indebtedness of such Person evidenced by notes, bonds, debentures or other similar instruments, (e) any Capital Lease Obligations of such Person, (f) all Disqualified Equity Interests of such Person, (f) any Swap Contract Liabilities of such Person, (g) all monetary obligations of such Person under any receivables factoring, receivable sales or similar transactions (other than obligations under customary limited recourse provisions) and all monetary obligations of such Person under any synthetic lease, tax ownership or financing lease, off-balance sheet financing or similar financing (but in any event excluding operating leases (as determined in accordance with GAAP) in respect of real property entered into by the Borrower and its Subsidiaries in the ordinary course of business) and (h) any Contingent Obligations of such Person with respect to Indebtedness of any other Person of a type described in the preceding clauses. “Indemnified Person” is defined in Section 12.3. “Indemnified Taxes” means Taxes (other than Excluded Taxes) imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document. “Insolvency Proceeding” means, with respect to any Person, any proceeding by or against such Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief. “Instrument” means any “instrument” as defined in the Code. “Insurance License” means, with respect to any Person, any applicable license, certificate of authority, permit or other authorization which is required to be obtained from any Governmental Authority in connection with the operation, ownership or transaction of any insurance or reinsurance business of such Person and its Subsidiaries. “Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) its Copyrights, Trademarks and Patents; (b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals; (c) any and all source code; (d) any and all design rights which may be available to such Person; (e) any and all domain names (including, without limitation, all subdomain names); (f) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

58 [[5791959]] (g) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents. “Interest Period” means (a) initially, the period commencing on the Funding Date and ending on the numerically corresponding day in the calendar month that is three months thereafter and (b) thereafter, each successive period commencing on the last day of the preceding Interest Period and ending on the numerically corresponding day in the calendar month that is three months thereafter; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. “Interest Reserve Account” means a deposit account or a securities account of the Borrower established with a depositary bank or a securities intermediary, as applicable, in the United States or Bermuda and, in the case of any such deposit account or securities account established in the United States, with respect to which a Control Agreement in favor of the Agent is in effect. “Interest Reserve Deficit” shall be deemed to exist at any time if the aggregate amount of cash and Cash Equivalents on deposit in, or credited to, the Interest Reserve Account at such time is less than the Interest Reserve Requirement at such time. “Interest Reserve Requirement” means the requirement that the aggregate amount of cash and Cash Equivalents on deposit in, or credited to, the Interest Reserve Account at any time shall be at least equal to the product of (a) the aggregate amount of interest accrued on the Term Loan for the most recent Interest Period ended prior to such time multiplied by (b) eight (8); provided that, prior to the end of the first Interest Period ended after the Funding Date, clause (a) above shall be deemed to refer to the aggregate amount of interest that would have accrued on the Term Loan for the initial Interest Period, such amount to be determined by the Borrower based on the Adjusted Term SOFR in effect for the initial Interest Period and the Applicable Margin applicable as of the Funding Date. “Investment” means, with respect to any Person, (a) any investment by such Person in any other Person (including in Affiliates of such Person) in the form of (i) loans, advances or similar extensions of credit to such other Person (excluding accounts payable arising in the ordinary course of business), (ii) guarantees of Indebtedness of such other Person, (iii) acquisitions of Indebtedness (including any bonds, notes, debentures or other debt securities) of such other Person, (iv) capital contributions to such other Persons or (v) acquisition of Equity Interests of, or all or substantially all of the assets of, such other Person (or all or substantially all of the assets of any division or business line of such other Person) and (b) the purchase or ownership of any Swap Contract for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract. The amount of any Investment shall be the original cost of such Investment, plus the original cost of any addition thereto that otherwise constitutes an Investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with

59 [[5791959]] respect thereto, but giving effect to any repayments of principal or payment of interest in the case of any Investment in the form of a loan, advance or similar extension of credit or purchase or other acquisition of Indebtedness and any return of or on capital in the case of any other Investment (whether as a distribution, dividend, redemption or sale); provided that the amount of any Investment in the form of a guarantee of any Indebtedness shall be the stated or determined amount of the Indebtedness guaranteed or, if such amount is not determinable, the maximum reasonably anticipated liability for it determined by such Person in good faith (but not in excess of the maximum of the obligations under such guarantee). “Investment Grade” means (a) with respect to AM Best, a rating of bbb- or higher, (b) with respect to Fitch, a rating of BBB- or higher, (c) with respect to KBRA, a rating of BBB- or higher, (d) with respect to Moody’s, a rating of Baa3 or higher and (e) with respect to S&P, a rating of BBB- or higher (or, in each case, its equivalent under any successor rating category of the applicable Rating Agency). “Investment Grade Ratings Event” shall be deemed to have occurred if the Term Loan shall have in effect an Investment Grade Rating from any Rating Agency. “Investment Property” means any “investment property” as defined in the Code. “IPO Event” means any transaction or series of related transactions (including, for the avoidance of doubt, any acquisition by, or combination or other similar transaction with, a special purpose acquisition company) that results in any of the common Equity Interests of the Borrower (or any direct or indirect parent company thereof substantially all of the assets of which consist, at the time of the consummation of such transaction or transactions, of Equity Interests of the Borrower or one or more other such parent companies or assets arising in connection with such transaction or transactions) being publicly traded on any U.S. national securities exchange. “IRC” means the Internal Revenue Code of 1986, as amended. “KBRA” means Kroll Bond Rating Agency, LLC, or any successor to the rating agency business thereof. “Lender Entities” is defined in Section 12.9. “Lenders” means the Persons listed on Schedule 1 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Acceptance. “Lien” means any mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind in the nature of a security interest, whether voluntarily incurred or arising by operation of law or otherwise against any property. “Loan Documents” means, collectively, this Agreement, any Schedules and Exhibits hereto, the Fee Letter, any Control Agreement, any subordination agreement entered into by the Agent as contemplated by this Agreement, any promissory note executed by the Borrower pursuant to this Agreement, the agreement between the Agent and the Borrower referred to in Section 2.5(a) and any other present or future agreement executed by the Borrower with or for the benefit of the

60 [[5791959]] Agent (on behalf of itself and the Lenders) in connection with this Agreement that pursuant to the terms thereof is designated as a “Loan Document”, in each case, as amended, restated, or otherwise modified. “Material Adverse Change” means (a) a material impairment of the validity, perfection or priority of the Agent’s Lien in the Collateral (other than as expressly permitted by this Agreement, including as a result of a termination and discharge of such Lien in accordance with this Agreement); (b) a material adverse change with respect to the financial condition, business, operations, assets or liabilities of the Borrower and its Subsidiaries, taken as a whole; (c) a material impairment of the ability of the Borrower to perform its Obligations; or (d) a material impairment of the rights and remedies of the Agent or the Lenders under the Loan Documents, taken as a whole. “Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating agency business thereof. “Net Cash Proceeds” means, with respect to any incurrence of Indebtedness, the aggregate amount of cash received (directly or indirectly) (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of the Borrower and its Subsidiaries (other than amounts received hereunder or from the Borrower or any of its Subsidiaries) after deducting therefrom (a) reasonable expenses related thereto incurred by the Borrower or such Subsidiary in connection therewith, including customary fees, commissions, costs, underwriting discounts and other fees and expenses incurred by the Borrower or any of its Subsidiaries in connection therewith and (b) any Taxes paid or payable by the Borrower or any of its Subsidiaries in connection therewith, in each case, to the extent, but only to the extent, that the amounts so deducted are (i) actually paid, or reasonably expected to be paid, to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of the Borrower or any of its Subsidiaries and (ii) properly attributable to such transaction. “Non-Investment Grade Ratings Event” shall be deemed to have occurred if (a) the Term Loan shall have in effect a rating from any Rating Agency that is not an Investment Grade Rating or (b) at any time after the Funding Date, the Term Loan shall not have in effect a rating from at least one of the Rating Agencies. “Non-Investment Grade Ratings Period” means any period that (a) commences on the date on which a Non-Investment Grade Ratings Event shall have occurred and (b) ends on any subsequent date on which an Investment Grade Ratings Event shall have occurred. “Notice of Borrowing” is defined in Section 3.2(a). “Notice of Intent to Cure” is defined in Section 7.13. “Obligations” means all present and future indebtedness, obligations and liabilities of the Borrower to the Secured Parties arising under this Agreement or any other Loan Documents, whether or not the right of payment in respect thereof is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured and unsecured, and whether or not such indebtedness, obligations and liabilities are discharged, stayed or otherwise affected by any Insolvency Proceeding. Without limiting the generality of the

61 [[5791959]] foregoing, the Obligations of the Borrower under the Loan Documents include (a) any debts, principal, interest, charges, expenses (including the Secured Party Expenses), premiums (including any Applicable Prepayment Premium), fees, mandatory prepayments, attorneys’ fees and disbursements, indemnities and other amounts payable by the Borrower under the Loan Documents, (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of the Borrower or any of its Subsidiaries, (c) interest accruing under the Loan Documents after Insolvency Proceedings begin and (d) debts, liabilities, or obligations of the Borrower under the Loan Documents assigned to a Secured Party. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Operating Documents” means, for any Person, such Person’s formation documents, and (a) if such Person is a corporation, its bylaws, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto. “Other Connection Taxes” means, with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan Document). “Participant Register” is defined in Section 12.2(c). “Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same. “Pension Plan” is defined in Section 7.10(b). “Permitted Indebtedness” means: (a) any Indebtedness owing to the Agent or any Lender under this Agreement and the other Loan Documents; (b) Indebtedness existing on the Effective Date and described on Schedule 7.4; (c) Subordinated Debt; (d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business; (e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

62 [[5791959]] (f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder; (g) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any of its Subsidiaries to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; (h) Indebtedness of the Borrower to any Subsidiary and Indebtedness of any Subsidiary to the Borrower or any other Subsidiary; (i) Indebtedness in respect of Swap Contract Liabilities entered into in the ordinary course of business that are incurred for the bona fide purpose of hedging the interest rate risks and not for speculative purposes; (j) Indebtedness (i) incurred in connection with workers’ compensation, unemployment insurance and other social security legislation or (ii) in respect of tenders, statutory obligations, bids, leases, governmental contracts, trade contracts, surety, stay, appeal or performance bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) incurred in the ordinary course of business; (k) Indebtedness owing to insurance carriers incurred to finance insurance premiums of the Borrower or any Subsidiary in the ordinary course of business; (l) Indebtedness in respect of netting services, overdraft protections and other cash management and treasury services, in each case incurred in the ordinary course of business; (m) unsecured Indebtedness of the Borrower issued to Employee Related Persons of the Borrower or any Subsidiary to repurchase Equity Interests of the Borrower or any Affiliate thereof (which unsecured Indebtedness is issued in lieu of any Restricted Payments permitted under Section 7.6 for such purpose); (n) Indebtedness in respect of judgments, attachments or awards not resulting in an Event of Default or in respect of appeal or other surety bonds relating to such judgments; (o) Indebtedness consisting of Contingent Obligations in respect of Indebtedness otherwise permitted by this definition of “Permitted Indebtedness”; (p) Indebtedness consisting of the obligations with respect to purchase price adjustments, earnouts or similar obligations and indemnities incurred in connection with Permitted Investments or Dispositions permitted hereunder; (q) Indebtedness in respect of letters of credit entered into in the ordinary course of business and not in connection with the borrowing of money; (r) to the extent constituting Indebtedness, obligations of the Borrower or any of its Subsidiaries under the FLRT Agreement or any other agreement between the Borrower or any of its Subsidiaries, on the one hand, and BAM, on the other;

63 [[5791959]] (s) other Indebtedness of the Borrower in an aggregate principal amount not to exceed $25,000,000 at any time outstanding, provided that (i) such Indebtedness shall not be guaranteed by any Subsidiary of the Borrower, (ii) such Indebtedness shall not be secured by Liens on any assets of the Borrower or any of its Subsidiaries and (iii) at the time of, and after giving pro forma effect to, the incurrence of such Indebtedness, the Borrower shall be in compliance with Section 7.13 as of the end of the then most recently ended Test Period; (t) Indebtedness comprised of obligations in connection with letters of credit not to exceed $200,000 at any time outstanding; (u) without duplication of any other Indebtedness, all premiums (if any), interest (including post-petition interest and payment in kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to any Indebtedness of the Borrower or any of its Subsidiaries; and (v) extensions, refinancings, modifications, amendments and restatements of Permitted Indebtedness referred to in clauses (b), (c), (f) and (l) above; provided that (i) the principal amount thereof is not increased, (ii) the terms thereof are not modified to impose more burdensome terms upon the Borrower or any Subsidiary, as the case may be, (iii) such Indebtedness is without recourse to any of the Subsidiaries, except, in the case of any Subsidiary, to the extent the original Indebtedness was recourse to such Subsidiary, and (iv) the maturity of such Indebtedness is not shortened. “Permitted Investments” means: (a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date and described on Schedule 7.7; (b) Investments consisting of cash and Cash Equivalents; (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of the Borrower or any Subsidiary; (d) (i) Investments in the BAM Surplus Notes and (ii) other Investments in BAM or in the BAM Trust Account, in each case, made pursuant to the FLRT Agreement or any other agreement between the Borrower or any of its Subsidiaries, on the one hand, and BAM, on the other (and, in the case of any Investments in the form of a Disposition after the Effective Date of cash and Cash Equivalents to any BAM Trust Account, in an amount not to exceed the amount thereof then required so to be Disposed pursuant to the FLRT Agreement or any agreement establishing or governing such BAM Trust Account); (e) Investments between, among or in the Borrower or any of its Subsidiaries (whether existing on the Effective Date or hereafter formed or acquired, including newly formed Subsidiaries); (f) Investments consisting of travel advances and employee relocation loans and other loans and advances to Employee Related Persons of the Borrower or any of its Subsidiaries in the ordinary course of business, and loans to Employee Related Persons of the Borrower or any of its

64 [[5791959]] Subsidiaries relating to the purchase of Equity Interests of the Borrower or any of its Subsidiaries pursuant to any management, director and/or employee stock ownership or incentive plans or any other employment arrangements or any equity holders’ agreements; (g) Investments (including debt obligations) received (i) in connection with the bankruptcy, winding-up or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (iii) upon foreclosure or realization with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes; (h) Investments consisting of accounts receivable and notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers in the ordinary course of business; (i) Swap Contracts incurred for bona-fide hedging purposes and not for speculative purposes; (j) Investments consisting of cash collateral for obligations in connection with letters of credit not to exceed $200,000 at any time outstanding; (k) promissory notes, securities and other non-cash consideration received in connection with Dispositions permitted by Section 7.1; (l) (i) Permitted Indebtedness, (ii) Permitted Liens and (iii) transactions permitted by Section 7.1, 7.3 or 7.6(a); (m) guarantees of obligations that do not constitute Indebtedness and are otherwise not prohibited hereunder; (n) any Investments the consideration for which is Qualified Equity Interests of the Borrower or Equity Interests of any parent thereof; (o) any Investment to the extent such Investment is made with the net cash proceeds of (i) a capital contribution to the Borrower in respect of its Qualified Equity Interests or (ii) the issuance of Qualified Equity Interests by the Borrower; (p) Investments of any Person existing at the time such Person becomes a Subsidiary of the Borrower or consolidates, amalgamates or merges with the Borrower or any of its Subsidiaries so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or such consolidation, amalgamation or merger; and (q) other Investments in an aggregate amount not to exceed $1,000,000 at any time outstanding. “Permitted Liens” are: (a) Liens (i) existing on the Effective Date and described on Schedule 7.5 or (ii) arising under this Agreement and the other Loan Documents;

65 [[5791959]] (b) Liens for Taxes either not due and payable or being contested in good faith and for which the Borrower or its Subsidiaries maintains adequate reserves on its Books and Records to the extent required by GAAP; (c) purchase money Liens (i) on assets acquired or held by the Borrower or any of its Subsidiaries incurred for financing the acquisition of such assets securing Indebtedness in an aggregate principal amount not to exceed $200,000 at any time outstanding or (ii) existing on assets when acquired, if, in the case of clauses (i) and (ii), the applicable Lien is confined to such assets and improvements and the proceeds of such assets; (d) statutory Liens (and rights of setoff) of landlords, banks, carriers, warehousemen, mechanics, repairmen, construction contractors, workmen and materialmen, and other Liens imposed by applicable Requirements of Law, in each case, incurred in the ordinary course of business (i) for amounts not yet overdue by more than 30 days, (ii) for amounts that are overdue by more than 30 days and that are being contested in good faith by appropriate proceedings, so long as the Borrower or any Subsidiary, as applicable, has set aside adequate reserves on its Books and Records to the extent required by GAAP or (iii) with respect to which the failure to make payment could not reasonably be expected to result in a Material Adverse Change; (e) Liens incurred (i) in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security laws and regulations, (ii) in the ordinary course of business to secure the performance of tenders, bids, leases, government contracts, trade contracts, statutory obligations, surety, stay and appeal bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), (iii) pursuant to pledges and deposits of cash or Cash Equivalents in the ordinary course of business securing (A) any liability for reimbursement, premium or indemnification obligations of insurance brokers or carriers providing property, casualty, liability or other insurance to the Borrower or any Subsidiary or (B) leases, subleases, licenses or sublicenses of property otherwise permitted by this Agreement and (iv) to secure obligations in respect of letters of credit, bank guaranties, bankers’ acceptances, surety bonds, performance bonds or similar instruments posted with respect to the items described in clauses (i) through (iii) above; (f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase; (g) leases, subleases, licenses or sublicenses granted to other Persons in the ordinary course of business; (h) Liens consisting of (i) any interest or title of a lessor, sub-lessor, licensor or sublicensor under any lease, license or similar arrangement permitted hereunder, (ii) any landlord lien permitted by the terms of any lease, or assignments of insurance or condemnation proceeds provided to landlords (or their mortgagees) pursuant to the terms of any lease, (iii) any restriction or encumbrance to which the interest or title of such lessor, sub-lessor, licensor or sub-licensor may be subject, (iv) any subordination of the interest of the lessee, sub-lessee, licensee or sub- licensee under such lease, license or similar arrangement to any restriction or encumbrance

66 [[5791959]] referred to in the preceding clause (iii) or (v) ground leases or subleases in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located; (i) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.3 and 8.6; (j) rights of set-off and other Liens in favor of financial institutions arising in connection with accounts of the Borrower or any Subsidiary held at such institutions in the ordinary course of business or in connection with netting services, overdraft protections and other cash management and treasury services; (k) zoning restrictions, building codes, easements, rights of way, licenses, covenants and other similar restrictions, including environmental or land use restrictions, minor defects or irregularities in title and other similar Liens affecting the use of real property that do not secure monetary obligations and do not materially impair the use of such real property for its intended purposes or the value thereof; (l) purported liens evidenced by (x) the filing of precautionary Uniform Commercial Code financing statements or similar filings relating to leases entered into in the ordinary course of business and (y) unauthorized Uniform Commercial Code financing statements with respect to which no Lien has been granted by the Borrower or any Subsidiary; (m) Liens consisting of (i) in connection with any Disposition permitted by Section 7.1, customary rights and restrictions contained in agreements relating to such Disposition pending the completion thereof and/or (ii) the pledge of cash and Cash Equivalents as part of an escrow arrangement required in any Disposition permitted by Section 7.1; (n) Liens of a collection bank arising under Section 4-208 or 4-210 of the Uniform Commercial Code on items in the course of collection; (o) Liens on unearned insurance premiums securing Indebtedness permitted under clause (j) of the definition of “Permitted Indebtedness”; (p) Liens on cash collateral for obligations in connection with letters of credit not to exceed $200,000 at any time outstanding; (q) other Liens on assets with a fair market value (as reasonably determined by the Borrower) not exceeding $500,000 securing obligations permitted hereunder; (r) (i) Liens that are contractual rights of setoff or netting and (ii) any pledge and/or deposit securing any settlement of litigation; (s) Liens on the BAM Trust Accounts and the assets subject to the trust arrangements created thereby, in each case, created pursuant to the FLRT Agreement or any agreement establishing or governing any BAM Trust Account; and (t) other Liens necessary for the normal operation of the business of the Borrower and its Subsidiaries.

67 [[5791959]] “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency. “Pledged Issuer” is defined in the definition of “Pledged Shares”. “Pledged Shares” means (a) the shares of capital stock and other Equity Interests of any direct Subsidiary of the Borrower (each, a “Pledged Issuer”) at any time and from time to time owned by the Borrower, whether or not evidenced or represented by any stock certificate, security or other Instrument, (b) all certificates, securities or other Instruments representing such shares of capital stock or other Equity Interests and (c) all rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Equity Interests and other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests. “Policy” has the meaning assigned to such term in the FLRT Agreement. “Prepayment Premium Trigger Event” means (a) any voluntary prepayment of all or any portion of the Term Loan pursuant to Section 2.2(e), (b) any mandatory prepayment of all or any portion of the Term Loan pursuant to Section 2.2(d), (c) any prepayment of all or any portion of the Term Loan after the acceleration thereof pursuant to Section 9.1(a) after the occurrence and during the continuation of an Event of Default, and (d) any prepayment of all or a portion of the Term Loan pursuant to Section 9.4 in connection with (i) any foreclosure and sale of Collateral, (ii) any sale of Collateral in any proceeding under any Debtor Relief Law or (iii) any restructure, reorganization or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure or arrangement in any proceeding under any Debtor Relief Law; provided that, for the avoidance of doubt, (A) any repayment of installments of the Term Loan pursuant to Section 2.2(c)(ii) and (B) any repayment of the Term Loan of any Defaulting Lender pursuant to Section 2.7(b) shall not, in either case, constitute a Prepayment Premium Trigger Event. “Pro Rata Share” means, with respect to any Lender as to all matters (including, without limitation, the indemnification obligations arising under this Agreement), the percentage obtained by dividing (a) such Lender’s portion of the aggregate outstanding principal amount of the Term Loan by (b) the aggregate outstanding principal amount of the Term Loan; provided, that, prior to the termination of the Term Loan Commitments, the percentage shall be obtained by dividing (i) such Lender’s Term Loan Commitment by (ii) the Term Loan Commitment Amount. “Proceeds” means any “proceeds” as defined in the Code. “Qualified Equity Interests” means, with respect to any Person, all Equity Interests of such Person that are not Disqualified Equity Interests. “Rating Agency” means any of AM Best, Fitch, KBRA, Moody’s and S&P. “Register” is defined in Section 12.2(d).

68 [[5791959]] “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Required Lenders” means Lenders whose Pro Rata Shares aggregate at least 50.1%. “Requirements of Law” means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Responsible Officer” means any of the Chief Executive Officer, if any, President, Chief Financial Officer, if any, and Controller of the Borrower and, for purposes of Section 3.1, any Secretary or any Assistant Secretary of the Borrower. “Restricted Payment” means (a) any dividend or other distribution on account of any Equity Interests of the Borrower, now or hereafter outstanding, (b) any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value of any Equity Interests of the Borrower, now or hereafter outstanding and (c) any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Equity Interests of the Borrower, now or hereafter outstanding. “Sanctioned Country” means, at any time, a country or territory that is the subject or target of any Sanctions that broadly prohibit dealings with that country or territory (which, as of the Effective Date, include the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Crimea, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s Sectoral Sanctions Identification List, and any other Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or Bermuda, (b) a Person that resides in, is organized in or located in a Sanctioned Country or (c) any Person owned or controlled by any Person or Persons described in clause (a) or (b). “Sanctions” means Requirements of Law concerning or relating to economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or Bermuda. “Scheduled Amortization Start Date” means the date that is the fifth anniversary of the Funding Date. “SEC” means the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority. “Secured Party” means the Agent and each Lender. “Secured Party Expenses” is defined in Section 12.10.

69 [[5791959]] “Securities Act” means the Securities Act of 1933, as amended. “Shareholder Debt” means, at any time, any Indebtedness outstanding at such time in reliance on clause (s) of the definition of “Permitted Indebtedness”. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is not less than the total amount of the liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital. “S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business. “Specified Restricted Payment” means a dividend, distribution or other Restricted Payment by the Borrower in an aggregate amount not to exceed $125,000,000. “Subordinated Debt” means Indebtedness of the Borrower that is subordinated to all of the Obligations on terms substantially consistent with Exhibit C hereto, whether such subordination terms apply to such Indebtedness ab initio pursuant to the express terms thereof (so long as the Agent and the Lenders are, pursuant to the express terms thereof, third party beneficiaries of such subordination terms) or as a result of the Agent and the applicable subordinated creditor having entered into a subordination agreement setting forth such subordination terms. The Agent agrees that, promptly upon request by the Borrower that the Agent enter into any such subordination agreement, the Agent shall execute and deliver to the Borrower a copy of such subordination agreement. “Subsidiary” means, as to any Person at any time, a corporation, partnership, limited liability company or other entity of which Voting Equity Interests having ordinary voting power to elect a majority of the board of directors or other managers (or Persons performing similar functions) of such corporation, partnership, limited liability company or other entity are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of the Borrower. For the avoidance of doubt, BAM is not a Subsidiary of the Borrower. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward

70 [[5791959]] commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code, and (c) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Contract Liabilities” means the liabilities of the Borrower or any Subsidiary under any Swap Contract as calculated on a marked-to-market basis in accordance with GAAP. “Tax and Trust Funds” means cash, Cash Equivalents or other assets that are comprised solely of (a) funds used or to be used for payroll, payroll Taxes and other employee benefit payments to or for the benefit of any Employee Related Person of the Borrower or any of its Subsidiaries, (b) funds used or to be used to pay Taxes required to be collected, remitted or withheld by the Borrower or any of its Subsidiaries (including federal, foreign, state and local withholding Taxes (including the employer’s share thereof)), (c) escrow, fiduciary and/or trust funds held for the benefit of third parties in the ordinary course of business or pursuant to transactions permitted under this Agreement and (d) any other funds which the Borrower or any of its Subsidiaries is permitted by the terms of this Agreement to provide as cash collateral for the benefit of another Person. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” is defined in Section 2.2(a). “Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make to the Borrower the portion of the Term Loan in the amount set forth on Schedule 1 hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Term Loan Commitment Amount” means $150,000,000. “Term Loan Maturity Date” means the date that is the 10th anniversary of the Funding Date (or, if such date is not a Business Day, the first Business Day following such date). “Term SOFR” means the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as

71 [[5791959]] of 5:00 p.m., New York City time, on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day. “Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term secured overnight financing rate (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, as of any date, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements have been delivered (or are required to have been delivered) under Section 6.2(a) or 6.2(b), as applicable (or, prior to the first such delivery, the period of four consecutive Fiscal Quarters ended December 31, 2021). “Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Borrower and its Subsidiaries connected with and symbolized by such trademarks. “Treasury Rate” means, as of any date of determination of the Applicable Prepayment Premium, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such date of determination (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date of determination to but excluding the date that is the third anniversary of the Funding Date; provided, however, that if the period from such date of determination to but excluding the date that is the third anniversary of the Funding Date is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unasserted Contingent Claims” means contingent Tax gross-up, indemnification and expense reimbursement obligations to the extent no demand on the Borrower has been made with respect thereto and no claim giving rise thereto has been asserted against the Borrower. “U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends

72 [[5791959]] that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107 56 (signed into law October 26, 2001)). “Voting Equity Interests” of a Person means Equity Interests of such Person of the class or classes the holders of which are entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors or other managers (or Persons performing similar functions) of such Person. “White Mountains” means White Mountains Insurance Group, Ltd., an exempted Bermuda company limited by shares. 14. AGENT 14.1 Appointment. Each Lender (and each subsequent holder of the Term Loan) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement and the other Loan Documents, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Term Loan outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement; provided that the Agent shall not have any liability to the Lenders for the Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Term Loan, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Borrower, the Obligations, or otherwise related to any of the foregoing to the extent reasonably incidental to the exercise by the Agent of the rights and remedies specifically authorized to be exercised by the Agent by the terms of this Agreement or any other Loan Document; (vi) to incur and pay such fees as are necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (vii) subject to Section 14.3, to take such action as the Agent deems appropriate on its behalf to manage the Term Loan, to administer the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or of the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations), together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Term Loan), the Agent shall not be required to exercise any discretion or take any action, but shall be

73 [[5791959]] required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Lenders; provided, however, that the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. 14.2 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Term Loan hereunder and shall make its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Effective Date or at any time or times thereafter; provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Borrower pursuant to the terms of this Agreement or any other Loan Document. If the Agent seeks the consent or approval of the Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. 14.3 Rights, Exculpation, Etc. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of the Term Loan as the owner thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.2, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Borrower), independent public accountants, and other experts selected by the Agent and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent’s Lien thereon, or any certificate prepared by the Borrower in connection therewith, nor shall the Agent be

74 [[5791959]] responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to this Agreement, and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Lenders. 14.4 Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. 14.5 Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender’s Pro Rata Share; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such liability resulted from the Agent’s gross negligence or willful misconduct. The obligations of the Lenders under this Section 14.5 shall survive the payment in full of the Term Loan and any other Obligation under this Agreement and the cancellation of this Agreement. 14.6 Agent Individually. With respect to its Pro Rata Share of the Term Loan Commitment hereunder and the Term Loan made by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The term “Lenders” or any similar term shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender (as applicable). The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower and its Subsidiaries as if it were not acting as the Agent pursuant hereto without any duty to account to the other Lenders. 14.7 Collateral Matters. The Lenders hereby irrevocably authorize the Agent to release any Lien granted to or held by the Agent upon any Collateral upon all the Term Loan Commitments having been terminated and all the Obligations (other than Unasserted Contingent Claims) having been paid in full in cash. Upon request by the Agent at any time, the Lenders will confirm in

75 [[5791959]] writing the Agent’s authority to release particular types or items of Collateral pursuant to this section. 14.8 Agency for Perfection. Each Lender hereby appoints the Agent and each other Lender as agent and bailee for the purpose of perfecting or establishing the priority of the security interests in and liens upon the Collateral in assets which, in accordance with applicable Requirements of Law, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and the Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agent and the Lenders as secured party. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or in accordance with the Agent’s instructions. The Borrower by its execution and delivery of this Agreement hereby consents to the foregoing. 14.9 No Reliance on Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other requirements imposed by the USA PATRIOT Act or the regulations issued thereunder, including the regulations set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced (“CIP Regulations”), or any other anti-terrorism Requirements of Law, including any programs involving any of the following items relating to or in connection with the Borrower, its Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (a) any identity verification procedures, (b) any recordkeeping, (c) comparisons with government lists, (d) customer notices or (e) other procedures required under the CIP Regulations or other regulations issued under the USA PATRIOT Act. Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations. 14.10 No Third Party Beneficiaries. The provisions of this Article (other than Section 14.7, which shall also be for the benefit of the Borrower) are solely for the benefit of the Secured Parties, and neither the Borrower nor its Subsidiaries shall have rights as a third-party beneficiary of any of such provisions. 14.11 No Fiduciary Relationship. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 14.12 Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to the

76 [[5791959]] Borrower or any of its Subsidiaries (each, a “Report”) prepared by or at the request of the Agent, and the Agent shall so furnish each Lender with each such Report, (b) expressly agrees and acknowledges that the Agent (i) does not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports, (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Borrower and its Subsidiaries and will rely significantly upon the Borrower and its Subsidiaries’ books and records, as well as on representations of their personnel, (d) agrees to keep all Reports and other material, non-public information regarding the Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 12.9, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrower, and (ii) to pay and protect, and indemnify, defend and hold the Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. 14.13 Collateral Custodian. Upon the occurrence and during the continuance of any Event of Default, the Agent or its designee may at any time and from time to time employ and maintain on the premises of the Borrower a custodian selected by the Agent or its designee who shall have full authority to do all acts necessary to protect the Agent’s and the Lenders’ interests. The Borrower hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Agent or its designee may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent or its designee by reason of the employment of the custodian shall be the responsibility of the Borrower and shall be Obligations. 14.14 Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relating to the Borrower, the Agent (irrespective of whether the principal of the Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Term Loan and all other Obligations that are owing and unpaid

77 [[5791959]] and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due to the Agent hereunder and under the other Loan Documents. [Signature pages follow]

[Signature Page to Loan and Security Agreement] THE AGENT: For and on behalf of HUDSON STRUCTURED CAPITAL MANAGEMENT LTD. By: _________________________________________ Name: Rachel Bardon Title: Partner

[Signature Page to Loan and Security Agreement] LENDERS: HS OPALESCENT LP By: _________________________________________ Name: Rachel Bardon Title: Partner HS SANTANONI LP By: _________________________________________ Name: Rachel Bardon Title: Partner